                                                                     EXHIBIT 10






                 FIRST FEDERAL SAVINGS BANK OF CHAMPAIGN-URBANA

                    SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

                             EFFECTIVE JULY 1, 2002





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                 FIRST FEDERAL SAVINGS BANK OF CHAMPAIGN-URBANA
                    SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN
                                  CERTIFICATION

      I, George R. Rouse, President and Chief Executive Officer of First Federal Savings Bank of Champaign-Urbana, hereby certify that the attached First Federal Savings Bank of Champaign-Urbana Savings and Employee Stock Ownership Plan, effective July 1, 2002, as amended and restated, was adopted at a duly held meeting of the Board of Directors of First Federal Savings Bank of Champaign-Urbana.



ATTEST:                           First Federal Savings Bank of Champaign-Urbana




/s/ Jane F. Adams                 By: /s/ George R. Rouse
--------------------------            --------------------------------------
                                      George R. Rouse
                                      President and Chief Executive Officer




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                 FIRST FEDERAL SAVINGS BANK OF CHAMPAIGN-URBANA
                    SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS


SECTION 1 - INTRODUCTION.....................................................1

SECTION 2 - DEFINITIONS......................................................2

SECTION 3 - ELIGIBILITY AND PARTICIPATION...................................11

SECTION 4 - CONTRIBUTIONS...................................................13

SECTION 5 - ACCOUNTS, ACCOUNTING, VALUATIONS AND INVESTMENTS................17

SECTION 6 - VESTING.........................................................19

SECTION 7 - DISTRIBUTIONS...................................................22

SECTION 8 - DEATH BENEFITS..................................................26

SECTION 9 - LOANS AND HARDSHIP WITHDRAWALS..................................27

SECTION 10 - SPECIAL ALLOCATIONS............................................30

SECTION 11 - EMPLOYER SECURITIES FUND.......................................32

SECTION 12 - THE COMMITTEE AND PLAN ADMINISTRATION..........................37

SECTION 13 - RULES GOVERNING BENEFIT CLAIMS.................................41

SECTION 14 - ADOPTION, AMENDMENT AND TERMINATION............................42

SECTION 15 - GENERAL PROVISIONS.............................................44

SECTION 16 - TOP-HEAVY PROVISIONS...........................................46


     EXHIBIT B - SPECIAL TESTING RULES

     EXHIBIT C - ERISA SECTION 404(C)




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                                    SECTION 1
                                  INTRODUCTION

SECTION 1.01  NATURE OF THE PLAN.
              ------------------

First Federal Savings Bank of Champaign-Urbana (the "Bank") originally adopted the First Federal Savings Bank of Champaign-Urbana Employee Stock Ownership Plan (the "Prior Plan") effective as of January 1, 1995. This document constitutes a restatement of the Prior Plan document in its entirety. This restatement changes the name of the Plan to the First Federal Savings Bank of Champaign-Urbana Savings and Employee Stock Ownership Plan (the "Plan") and now includes a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as provisions for related matching contributions.

The provisions of this amendment and restatement are generally effective as of July 1, 2002, except for the retroactive effective dates required by the General Agreement on Tarriffs and Trade (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), the Small Business Job Protection Act of 1996 (SBJPA), the Taxpayer Relief Act of 1997 (TRA '97), the Internal Revenue Service Restructuring and Reform Act of 1998 (RRA '98), the Community Renewal Tax Relief Act of 2000 (CRA), or any final Treasury Regulations (as defined in
Section 2.01 of the Plan) published since the most recent effective date of the Plan. The Plan is also amended to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). The provisions related to EGTRRA are intended as a good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the provisions related to EGTRRA are effective as of the last day of the first Plan Year beginning after December 31, 2001. Further, to the extent any provision of the Plan was operated according to an effective date earlier than as required by law, then such date shall be the effective date with respect to that provision of the Plan.

The Bank sponsors the Plan to enable  Eligible  Employees (as defined in Section
2.01 of the Plan) to acquire stock ownership interests in Great American Bancorp, Inc., the holding company of the Bank (the "Company"). The Bank intends this Plan to be, in relevant part, a tax-qualified stock bonus plan under
Section 401(a) of the Code and an employee stock ownership plan within the meaning of Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Sections 409 and 4975(e)(7) of the Code. The Plan is designed to invest primarily in the common stock of the Company, which stock constitutes "qualifying employer securities" within the meaning of Section 407(d)(5) of ERISA and Sections 409(l) and 4975(e)(8) of the Code.

SECTION 1.02  EMPLOYERS AND AFFILIATES.
              ------------------------

The Bank and each of its Affiliates (as defined in Section 2.01 of the Plan) that adopt the Plan with the consent of the Bank (listed on Exhibit A, to the extent applicable) and pursuant to the provisions of Section 14.01 of the Plan, are collectively referred to as the "Employers" and individually as an "Employer." The Plan shall be treated as a single plan with respect to all participating Employers that are listed on Appendix A, which is incorporated herein by reference.

                                    SECTION 2
                                   DEFINITIONS

SECTION 2.01  DEFINITIONS.
              -----------

In this Plan, whenever the context so indicates, the singular or the plural number and the masculine or feminine gender shall be deemed to include the other, the terms "he," "his," and "him," shall refer to a Participant or Beneficiary, as the case may be, and, except as otherwise provided, or unless the context otherwise requires, the capitalized terms shall have the following meanings:

"ACCOUNT(S)" means any or all of a Participant's Pre-Tax Employee  Contributions
Account,  Employer  Contributions  Accounts,   Matching  Contribution  Accounts,
Rollover Contribution Account, and/or Prior Plan Account.

"ACQUISITION LOAN" means a loan (or other extension of credit, including an installment obligation to a "party in interest" (as defined in Section 3(14) of ERISA)) incurred by the Trustee in connection with the purchase of Employer Securities.

"ACTIVE PARTICIPANT" means those Participants who completed 1,000 Hours of Service during the Plan Year.

"AFFILIATE" means any corporation, trade or business, which, at the time of reference, is together with the Bank, a member of a controlled group of corporations, a group of trades or businesses (whether or not incorporated) under common control, or an affiliated service group, as described in Sections 414(b), 414(c), and 414(m) of the Code, respectively, or any other organization treated as a single employer with the Bank under Section 414(o) of the Code; provided, however, that, where the context so requires, the term "Affiliate" shall be construed to give full effect to the provisions of Sections 409(l)(4) and 415(h) of the Code.

"BANK" means First Federal Savings Bank of Champaign-Urbana and any entity that succeeds to the business of First Federal Savings Bank of Champaign-Urbana and adopts this Plan in accordance with the provisions of Section 14.02 of the Plan or by written agreement assuming the obligations under the Plan.

"BENEFICIARY"   means  the  person,   persons  or  entity  to  whom  a  deceased
Participant's benefits, if any, are payable.

"CHANGE IN CONTROL" means, with respect to the Bank or the Company, an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act of 1933, as amended and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or
(D) solicitations of shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Company.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMMITTEE" means the individual(s) responsible for the administration of the Plan in accordance with Section 12 of the Plan.

"COMPANY" means Great American Bancorp, Inc. and any entity which succeeds to the business of Great American Bancorp, Inc.

"COMPENSATION" means all wages, salaries, commissions, overtime, bonuses and other forms of remuneration (whether or not in the form of cash) paid by the Employer to an Employee for personal services actually rendered during a Plan Year or Limitation Year and includable in such Employee's gross income, adjusted as follows:

      (i) Excluding any such amount deferred under any form of plan or program maintained by the Employer.

      (ii)  Excluding  any  amount   attributable   to   stock-based   incentive
            compensation, such as amounts realized on the exercise or other disposition of stock options or restricted stock.

      (iii) Excluding any amount attributable to taxable fringe benefits.

      (iv) Including any elective amount deferred pursuant to a cash or deferred arrangement described in Section 401(k) of the Code or a plan maintained under Section 125 of the Code.

      (v)   Including   any  amount   deferred   in  the  form  of  a  qualified
            transportation benefit within the meaning of Section 132(f) of the Code.

"DISABILITY" means a condition which renders the Participant totally and permanently disabled due to sickness or injury, such disability is likely to be continuous and permanent, and such disability renders the Participant unable to continue a like gainful occupation. In any event, the Committee's good faith decision as to whether a Participant's Service has been terminated by Disability shall be final and conclusive.

"DIVIDEND" means a cash distribution paid by the Employer with respect to Employer Securities, which is characterized as a dividend under state law.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"EARLY RETIREMENT AGE" means the date a Participant both attains age 55 and completes ten (10) Years of Service for an Employer.

"EARLY RETIREMENT DATE" means the first day of the month following the date the Participant attains Early Retirement Age.

"EARMARKED ACCOUNT" means the portion of a Participant's Accounts that is designated by the Committee for participant-directed investment in accordance with Section 5.06 of the Plan.

"EFFECTIVE DATE" means July 1, 2002, for this amendment and restatement of the Plan, except as otherwise provided for in Section 1.01 of the Plan.

"ELIGIBILITY COMPUTATION PERIOD" means a twelve (12) consecutive month period. An Employee's first Eligibility Computation Period shall begin on the date he first performs an Hour of Service for the Employer (his "employment commencement date"). Subsequent Eligibility Computation Periods shall be the Plan Year, commencing with the first Plan Year that includes the first anniversary date of the Employee's employment commencement date. To determine the first Eligibility Computation Period after a One Year Break in Service, the Plan shall use the twelve (12) consecutive month period beginning on the date the Employee again performs an Hour of Service for the Employer.

"ELIGIBLE EMPLOYEE" means any Employee who is not precluded from participating in the Plan by reason of the provisions of Section 3.02 of the Plan.

"EMPLOYEE" means any person who is employed by an Employer in any capacity, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Employer, as well as any other person qualifying as a common-law employee of the Employer, except that such term shall not include:

      (i) Any individual who performs services for the Employer and who is classified and paid as an independent contractor, temporary, seasonal or similar worker (regardless of his classification for federal tax or other legal purposes) by the Employer, and

      (ii) Any individual, whether a Leased Employee or otherwise, who performs services for the Employer pursuant to an agreement between the Employer and any other person, including a leasing organization.

Determination of common-law status hereunder shall be made in the discretion of the Committee (or its designee) in accordance with the Employer's standard personnel practices and policies and in reliance upon the Employer's business records, without regard to any contrary determination, whether by audit, administrative proceeding, claim, litigation or otherwise.

"EMPLOYEE  CONTRIBUTIONS"  mean Pre-Tax  Employee  Contributions  made under the
Plan.

"EMPLOYEE CONTRIBUTION AGREEMENT" means an agreement between an Eligible Employee and the Employer that authorizes a reduction of the Employee's Compensation in the form of Pre-Tax Employee Contributions under the Plan.

"EMPLOYER" or "EMPLOYERS" means the Bank and its Affiliates, that adopt the Plan in accordance with the provisions of Section 14.01 of the Plan, and any entity that succeeds to the business of the Bank or its Affiliates and adopts the Plan in accordance with the provisions of Section 14.02 of the Plan or by written agreement assumes the obligations under the Plan.

"EMPLOYER CONTRIBUTIONS" mean any one or more of the following:

      (i)   Regular Matching Contributions,

      (ii)  Enhanced Matching Contributions,

      (iii) Fixed Employer Contributions, or

      (iv)  Optional Employer Contributions.

"EMPLOYER CONTRIBUTION ACCOUNTS" mean one or both of the following:

      (i)   Fixed Employer Contribution Account, or

      (ii)  Optional Employer Contribution Account.

"EMPLOYER SECURITIES" mean shares of the voting common stock or preferred stock, meeting the requirements of Section 409 of the Code and Section 407(d)(5) of ERISA, issued by the Company or its Affiliates.

"EMPLOYER SECURITIES FUND" means the Investment Fund maintained under the Plan, the assets of which are invested primarily or solely in Employer Securities.

"ENHANCED MATCHING CONTRIBUTION" means an amount contributed by the Employer in accordance with Section 4.02(b) of the Plan.

"ENHANCED MATCHING CONTRIBUTION ACCOUNT" means an account maintained for each Participant under the Plan that is funded with Enhanced Matching Contributions.

"ENTRY DATE" means the first day of each January and July coinciding with or next following the date the Employee satisfies the eligibility requirements under Section 3.01 of the Plan.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"FMLA LEAVE" means a period during which an Employee performs no duties for the Employer due to a leave of absence (whether paid or unpaid) under the Family and Medical Leave Act of 1993.

"FINANCED SHARES" means shares of Employer Securities acquired by the Trustee with the proceeds of an Acquisition Loan, which shall constitute "qualifying employer securities" under Section 409(l) of the Code and any shares of Employer Securities received upon conversion or exchange of such shares.

"FIXED EMPLOYER CONTRIBUTION" means an amount contributed by the Employer in accordance with Section 4.03(a) of the Plan.

"FIXED EMPLOYER CONTRIBUTION ACCOUNT" means an account maintained for each Participant under the Plan that is funded with Fixed Employer Contributions.

"HIGHLY COMPENSATED EMPLOYEE" means an Employee who, for a particular Plan Year, satisfies one of the following conditions:

      (i) was a "5-percent owner" (as defined in Section 414(q)(2) of the Code) during the year or the preceding year, or

      (ii) for the preceding year had "compensation" (as defined in Section 414(q)(4) of the Code) from the Employer exceeding $80,000 (as periodically adjusted pursuant to Section 414(q)(1) of the Code).

"HOURS OF SERVICE" means:

      (i) Each hour for which an Employee is paid, or entitled to payment, for performing duties for the Employer during the applicable computation period.

      (ii) Each hour for which an Employee is paid, or entitled to payment, for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence, no credit shall be given to the Employee for:

            (A) more than 501 hours under this clause (ii) because of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single computation period);

            (B) an hour for which the Employee is directly or indirectly paid, or entitled to payment, because of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment, or disability insurance laws; or

            (C)   an hour or a payment which solely  reimburses the Employee for
                  medical  or   medically-related   expenses   incurred  by  the
                  Employee.

      (iii) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer; provided, however, that hours credited under either clause (i) or (ii) above shall not also be credited under this clause (iii). Crediting of hours for back pay awarded or agreed to with respect to periods described in clause
            (ii) above will be subject to the limitations set forth in that clause.

The crediting of Hours of Service shall be determined by the Committee in accordance with the rules set forth in Section 2530.200b-2 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification. If an Employer finds it impracticable to count actual Hours of Service for any class or group of non-hourly Employees, each Employee in that class or group shall be credited with 45 Hours of Service for each weekly period in which he has at least an Hour of Service. However, an Employee shall be credited with Hours of Service only for his normal working hours during a paid absence. Hours of Service will be credited for employment with an Affiliate.

For purposes of determining whether an Employee has incurred a One Year Break in Service and for vesting and participation purposes, if an Employee begins a maternity/paternity leave of absence described in Section 411(a)(6)(E)(i) of the Code, his Hours of Service shall include the Hours of Service that would have been credited to him if he had not been so absent (or 45 Hours of Service for each week of such absence if the actual Hours of Service cannot be determined). An Employee shall be credited for such Hours of Service (up to a maximum of 501 Hours of Service) in the Plan Year in which his absence begins (if such crediting will prevent him from incurring a One Year Break in Service in such Plan Year) or, in all other cases, in the following Plan Year. An absence from employment for maternity or paternity reasons means an absence:

      (i)   by reason of the pregnancy of the Employee,

      (ii)  by reason of a birth of a child of the Employee,

      (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

      (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

"INVESTMENT FUNDS" means the pooled, common, collective or mutual funds in which a Participant's Earmarked Accounts are invested.

"LEASED EMPLOYEE" means an individual who is not employed by the Employer, but who performs services for the Employer under its primary direction and control. An individual shall not be considered a Leased Employee hereunder unless he or she performs services for the Employer on a substantially full-time basis for a period of at least 12 months.

"LOAN SUSPENSE ACCOUNT" means that portion Trust Fund consisting of Employer Securities acquired with an Acquisition Loan which has not yet been allocated to the Participants' Accounts.

"MATCHING CONTRIBUTION" mean the amount contributed by the Employer as either Regular Matching Contributions or Enhanced Matching Contributions in accordance with Section 4.02 of the Plan.

"MATCHING CONTRIBUTION ACCOUNTS" mean one or both of the following:

      (i)   Regular Matching Contribution Account, or

      (ii)  Enhanced Matching Contribution Account.

"NORMAL RETIREMENT AGE" means age sixty-five (65).

"NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the Participant's attainment of Normal Retirement Age.

"ONE YEAR BREAK IN SERVICE" means a twelve (12) consecutive month period during which the Participant does not complete more than 500 Hours of Service.

"OPTIONAL EMPLOYER CONTRIBUTION" means an amount contributed by the Employer in accordance with Section 4.03(b) of the Plan.

"OPTIONAL EMPLOYER CONTRIBUTION ACCOUNT" means an account maintained for each Participant under the Plan that is funded with Optional Employer Contributions.

"PARTICIPANT"  means an Eligible  Employee who has satisfied the requirements of
Section 3 of the Plan or a former Employee for whom an Account is maintained under the Plan.

"PLAN" means this First Federal Savings Bank of Champaign-Urbana Savings and Employee Stock Ownership Plan, as amended from time to time.

"PLAN YEAR" means the calendar year.

"PRE-TAX EMPLOYEE CONTRIBUTIONS" mean elective deferrals made under the Plan by a Participant pursuant to the provisions of Section 4.01 of the Plan.

"PRE-TAX EMPLOYEE CONTRIBUTION ACCOUNT" means an account maintained for a Participant under the Plan to which Pre-Tax Employee Contributions, if any, are allocated.

"PRIOR PLAN" means the First Federal Savings Bank of Champaign-Urbana Employee Stock Ownership Plan, as such plan had been amended from time to time and was in effect as of June 30, 2002.

"QUALIFIED ELECTION" means a Participant's consent to a distribution other than a Mandatory Distribution. Any such election shall be made, in writing, on forms acceptable to the Committee.

"QUALIFIED MILITARY SERVICE" means service in the uniformed services by a person who is entitled to reemployment rights within the meaning of Code Section 414(u)(5), provided such service was initiated on or after December 12, 1994, and that any such person is reemployed or reinstated by the Employer within the time prescribed by law.

"RECOGNIZED ABSENCE" means a period for which:

      (i) an Employer grants an Employee a leave of absence for a limited period of time, but only if an Employer grants such leaves of absence on a nondiscriminatory basis to all Eligible

            Employees; or

      (ii) an Employee is temporarily laid off by an Employer because of a change in the business conditions of the Employer; or

      (iii) an Employee is performing Qualified Military Service.

"REGULAR MATCHING CONTRIBUTION" means an amount contributed by the Employer in accordance with Section 4.02(a) of the Plan.

"REGULAR MATCHING CONTRIBUTION ACCOUNT" means an account maintained for each Participant under the Plan that is funded with Regular Matching Contributions.

"ROLLOVER CONTRIBUTION" means a contribution made and accepted in accordance with Section 4.05 of the Plan.

"ROLLOVER CONTRIBUTION ACCOUNT" means an account maintained for a Participant under the Plan that is funded by one or more Rollover Contributions.

"SERVICE" means periods of employment with the Employer.

"SEVERANCE DATE" means the date on which an Employee ceases to be employed by the Employer for any reason, except that a Severance Date shall not be deemed to occur solely on account of a period of FMLA Leave or Recognized Absence.

"SPOUSE'S CONSENT" means the written consent of a Participant's spouse to the designation of a primary Beneficiary or Beneficiaries other than such spouse. The consent shall be notarized or witnessed by an authorized representative of the Committee and shall be effective only as to the Beneficiary or Beneficiaries designated therein. A Spouse's Consent shall not be required under the Plan if a Participant can establish that his spouse cannot be located.

"TREASURY REGULATIONS" mean the regulations promulgated by the Department of the Treasury under the Code.

"TRUST" means the Trust Agreement(s) created in connection with the operation of this Plan.

"TRUST AGREEMENT" means the trust agreement establishing the Trust.

"TRUST FUND" means the assets held in the Trust for the benefit of Participants and their Beneficiaries.

"TRUSTEE" means the trustee or trustees from time to time in office under the Trust Agreement.

"VALUATION DATE" means the date or dates designated by the Committee for purposes of the valuation of the Trust or Accounts under the Plan, which may be valued as frequently as daily. "ANNUAL VALUATION DATE" means December 31st.

"VESTED PERCENTAGE" means a Participant's non-forfeitable interest in his Accounts as determined in accordance with the provisions of Section 6 of the Plan.

"YEAR OF SERVICE" means an applicable twelve month period during which an Employee completes at least 1,000 Hours of Service.

                                    SECTION 3
                          ELIGIBILITY AND PARTICIPATION

SECTION 3.01  PARTICIPATION.
              -------------

(a) PARTICIPANTS AS OF THE EFFECTIVE DATE. Notwithstanding any other provision of this Section 3, since this Plan is a restatement of the Prior Plan, all Employees and all former Employees who were Participants in the restated plan and who have an Account balance on the date of restatement shall remain Participants in this Plan. Any former Employee who was a Participant in the Prior Plan and who received a distribution of his entire nonforfeitable Account balance on account of termination of Service may become eligible to participate in this Plan upon re-employment either as a newly- hired Employee or by satisfaction of the eligibility requirements of Section 3.04 of the Plan, as appropriate.

(b) OTHER EMPLOYEES. An Eligible Employee who is not a Participant as of the Effective Date of the Plan shall become eligible to enter the Plan upon the completion of one (1) Year of Service during an Eligibility Computation Period.

(c) ENTRY DATE. An Eligible Employee who has satisfied the eligibility requirements of paragraph (b) of this Section 3.01 shall enter the Plan and become a Participant on the Entry Date coincident with or next following the date he satisfies such requirements.

SECTION 3.02  CERTAIN EMPLOYEES INELIGIBLE.
              ----------------------------

The following Employees are ineligible to participate in the Plan:

(a) Employees covered by a collective bargaining agreement between the Employer and the Employee's collective bargaining representative if:

      (i) retirement benefits have been the subject of good faith bargaining between the Employer and the representative, and

      (ii) the collective bargaining agreement does not expressly provide that Employees of such unit be covered under the Plan;

(b) Employees who are nonresident aliens and who receive no earned income from an Employer which constitutes income from sources within the United States; and

(c) Employees of an Affiliate that has not adopted the Plan pursuant to Sections 14.01 or 14.02 of the Plan.

SECTION 3.03  TRANSFER TO AND FROM ELIGIBLE EMPLOYMENT.
              ----------------------------------------

(a)   If an  Employee  is  ineligible  to  participate  in the Plan by reason of
      Section 3.02 of the Plan transfers to employment as an Eligible Employee, he shall enter the Plan as of the later of:

      (i)   the first Entry Date after the date of transfer, or

      (ii) the first Entry Date on which he could have become a Participant pursuant to Section 3.01 of the Plan if his prior employment with the Bank or an Affiliate had been as an Eligible Employee.

(b) If a Participant transfers to a position of employment that is not eligible to participate in the Plan by reason of Section 3.02 of the Plan, he shall cease to be an active Participant in the Plan as of the date of such transfer and his transfer shall be treated for all purposes of the Plan as any other termination of Service.

SECTION 3.04  PARTICIPATION AFTER REEMPLOYMENT.
              --------------------------------

(a) Any Employee re-entering Service with an Employer after a One Year Break in Service who has never satisfied the eligibility requirements of Section 3.01(b) of the Plan shall not receive credit for prior Service with an Employer and shall be required to meet the eligibility requirements of
      Section 3.01(b) of the Plan before becoming a Participant.

(b) An Employee who has satisfied the eligibility requirements of Section 3.01(b) of the Plan but who terminates Service prior to entering the Plan and becoming a Participant in accordance with Section 3.01(c) of the Plan will become a Participant on the later of:

      (i) the first Entry Date on which he would have entered the Plan had he not terminated Service, or

      (ii)  the date he re-commences Service.

(c) A Participant whose Service terminates will re-enter the Plan as a Participant on the date he re- commences Service, provided the Participant returns to Service prior to incurring five consecutive One Year Breaks in Service. A Participant who terminates Service and then returns to Service following five consecutive One Year Breaks in Service shall not receive credit for prior Service with an Employer and shall be required to meet the eligibility requirements of Section 3.01(b) of the Plan before again becoming a Participant.

SECTION 3.05  PARTICIPATION NOT GUARANTEE OF EMPLOYMENT.
              -----------------------------------------

Participation in the Plan does not constitute a guarantee or contract of employment and will not give any Employee the right to be retained in the employ of the Bank or any of its Affiliates nor any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the Plan.

                                    SECTION 4
                                  CONTRIBUTIONS

SECTION 4.01  EMPLOYEE CONTRIBUTIONS TO THE PLAN.
              ----------------------------------

(a)   EMPLOYEE CONTRIBUTION AGREEMENTS.   As  of  his  initial  Entry  Date,  an
      Eligible Employee shall be entitled to enter into a written Employee Contribution Agreement with the Employer, subject to the following:

      (i) The agreement shall specify the amount of Compensation to be contributed or deferred thereunder, which shall not be less than 1% and shall not exceed 15% of the Participant's Compensation in any Plan Year. These limits shall be subject to modification, from time to time, by the Committee.

      (ii) The agreement shall be subject to modification as of each Entry Date by the Participant completing a new agreement, provided the agreement is received by the Committee (or its designee) at least 30 days (or such shorter period as the Committee may permit) prior to the effective date of the modification.

      (iii) The agreement may be revoked as of the first day of any calendar month, provided written notice of the revocation is delivered to the Committee (or its designee) at least 30 days (or such shorter period as the Committee may permit) prior to the effective date of the revocation. If a Participant elects to revoke his Employee Contribution Agreement, he shall be eligible to enter into a new agreement as of the next succeeding Entry Date.

      (iv) The agreement shall remain in effect until it is modified or revoked in accordance with clause (ii) or (iii) of this Section 4.01(a).

      (v) The Committee may reduce or discontinue, as necessary, future Pre-Tax Employee Contributions to some or all of the Participants who are Highly Compensated Employees for the Plan Year in order to maintain the qualified status of the Plan or to avoid subjecting the Highly Compensated Employees to Federal income tax currently with respect to such contributions. The amount by which a Participant's Pre-Tax Employee Contributions are reduced or discontinued shall be paid to the Participant in cash.

      (vi) A Participant's ability to elect to make Pre-Tax Employee Contributions under the Plan shall be subject to the right of the Committee to establish uniform and nondiscriminatory rules, which the Committee may modify or change from time to time, governing the manner by which deferrals shall be made under the Plan.

      (vii) The aggregate amount designated by a Participant as Pre-Tax Employee Contributions under the Plan (including any elective deferrals made to another qualified employee benefit plan) shall not exceed $10,500 (as may be adjusted under Section 402(g) of the Code from time to time) in any calendar year.

      (viii)Pre-Tax Employee Contributions under the Plan shall be allocated to the Participant's Pre- Tax Employee Contribution Account as soon as practicable after delivery to the Trustee in accordance with paragraph (b) of this Section 4.01.

(b) DELIVERY OF CONTRIBUTIONS. Employee Pre-Tax Contributions shall be withheld from a Participant's Compensation and delivered to the Trustee not later than the 15th day of the calendar month following the month in which the contributions were otherwise payable to the Participant.

(c) TREATMENT OF EXCESS SALARY DEFERRALS. If a Participant's Pre-Tax Employee Contributions exceed the dollar limitation imposed by Section 402(g) of the Code in any calendar year, the excess (together with allocable earnings) shall be distributed to the Participant no later than twelve
      (12) months after the close of the year.

      If a Participant also makes elective deferrals to another employee benefit plan (as described in Section 402(g) of the Code) and the aggregate of Pre-Tax Employee Contributions and all other elective deferrals exceeds the dollar limitation imposed under Section 402(g) of the Code, the Participant shall notify the Committee as to the portion of such deferrals allocable to the Plan and such excess (together with allocable earnings) shall be distributed to the Participant. The notice must be delivered to the Committee no later than the March 1st following the close of the calendar year in which the dollar limitation is exceeded, and any distribution shall be made not later than the April 15th immediately following the close of the calendar year in which the contributions were made.

      The amount of income or loss allocable to excess deferrals under this Plan shall be determined with respect to the income or loss actually allocated to the Participant's Pre-Tax Employee Contributions with respect to which the excess deferrals were allocated or in another reasonable method as may be determined by the Committee. The Committee may elect to disregard the income or loss attributable to the period commencing as of the first day of the Plan Year immediately succeeding the Plan Year in which the contributions were made and ending as of the date of distribution.

(d) LIMITATIONS ON EMPLOYEE PRE-TAX CONTRIBUTIONS. As of each Valuation Date, the Committee (or its designee) shall determine whether Pre-Tax Employee Contributions made under this Plan satisfy the requirements of Section 401(k) and/or 401(m) of the Code, as more fully set forth in Exhibit B hereto, the terms of which are incorporated herein by this reference.

(e)   CATCH-UP CONTRIBUTIONS.  Catch-up contributions for Participants age fifty
      (50) or older whose Employee Pre-Tax Contributions are otherwise limited by Section 402(g) of the Code are permitted, under the terms and conditions, and within the limits of Section 414(v) of the Code. Notwithstanding any other provision of the Plan to the contrary, any catch-up contribution shall be taken into account in applying the remaining contribution and discrimination provisions of the Plan only to the extent, if any, required by the Code, Treasury Regulations or other applicable guidance issued by the Treasury Department. Further provided, and notwithstanding any other provision of the Plan, the Employer may uniformly elect to apply or not apply the otherwise applicable matching contribution provisions of the Plan to the catch-up contributions. In the absence of an election to the contrary, the matching contribution provisions and determinations for a Plan Year that apply to Employee Pre-Tax Contributions that are not catch-up contributions will apply to catch-up contributions.

SECTION 4.02  EMPLOYER MATCHING CONTRIBUTIONS TO THE PLAN.
              -------------------------------------------

(a) REGULAR MATCHING CONTRIBUTIONS. For each Plan Year, the Employer shall make a Regular Matching Contribution for each Active Participant in an amount equal to 100% of the first three percent (3%) of Compensation deferred under the Plan by the Active Participant and 50% of the next two percent (2%) of Compensation deferred by the Active Participant under the Plan. Regular Matching Contributions will be allocated to the Regular Matching Contribution Account of each Active Participant.

(b) DISCRETIONARY ENHANCED MATCHING CONTRIBUTIONS. For each Plan Year, and no later than the last day of the Plan Year, the Employer shall also determine the amount of any Enhanced Matching Contribution to be made under the Plan. The Employer's determination regarding Enhanced Matching Contributions is completely discretionary and may vary from year to year. Any Enhanced Matching Contribution shall be in addition to the Regular Matching Contribution and shall be expressed as a uniform percentage of each Active Participant's Employee Pre-Tax Contribution. Enhanced Matching Contributions will be allocated to the Enhanced Matching Contribution Account of each Active Participant.

(c) DELIVERY OF MATCHING CONTRIBUTIONS. The Employer shall deliver to the Trustee the Regular Matching Contribution and, if any, the Enhanced Matching Contribution, at such time or times as it determines, but in no event later than the date prescribed by law for filing the Employer's federal income tax return for its taxable year that ends with the Plan Year, including extensions that have been granted for filing such return.

(d) FORM OF MATCHING CONTRIBUTIONS. Matching Contributions shall be made in cash or shares of Employer Securities (including treasury shares or authorized but unissued shares), as determined by the Employer, in its sole discretion. If and to the extent that a contribution is made in shares of Employer Securities, the value of the shares of Employer
      Securities for purposes of determining the amount of the contribution shall be the fair market value of the Employer Securities on the trading day next following the day on which such contributions are delivered to the Trustee.

(e) LIMITATIONS ON MATCHING CONTRIBUTIONS. As of each Valuation Date, the Committee (or its designee) shall determine whether Matching Contributions made under this Plan satisfy the requirements of Section 401(m) of the Code, as more fully set forth in Exhibit B hereto, the terms of which are incorporated herein by reference.

SECTION 4.03  OTHER EMPLOYER CONTRIBUTIONS TO THE PLAN.
              ----------------------------------------

(a) FIXED EMPLOYER CONTRIBUTIONS. For each Plan Year, the Employer shall make a Fixed Employer Contribution to the Plan for each Participant equal to three percent (3%) of Compensation while a Participant in the Plan. Fixed Employer Contributions will be allocated to each Participant's Fixed Employer Contribution Account.

(b) OPTIONAL EMPLOYER CONTRIBUTIONS. For each Plan Year, the Employer may make a discretionary Optional Employer Contribution to the Plan for each Active Participant equal to percentage of the Active Participant's Compensation while a Participant in the Plan or a fixed dollar amount, as determined by the Employer. If the Employer makes an Optional Employer Contribution to the Plan equal to a fixed dollar amount, the contribution will be allocated as of the last day of the Plan Year to each Active Participant based on each Active Participant's Compensation for the Plan Year relative to the Compensation of all Active Participants for the Plan Year. Optional Employer Contributions will be allocated to the Optional Employer Contribution Account of each Active Participant.

(c) DELIVERY OF OTHER EMPLOYER CONTRIBUTIONS. The Employer shall deliver to the Trustee the Fixed Employer Contribution and, if any, the Optional Employer Contribution, at such time or times as it determines but in no event later than the date prescribed by law for filing the Employer's federal income tax return for its taxable year that ends with the Plan Year, including extensions that have been granted for filing such return.

(d) FORM OF OTHER EMPLOYER CONTRIBUTIONS. Contributions of Other Employer Contributions shall be made in cash or shares of Employer Securities (including treasury shares or authorized but unissued shares), as determined by the Employer, in its sole discretion; provided that Other Employer Contributions are paid in cash in such amounts (and at such times) as may be needed to provide the Trust Fund with cash sufficient to pay any currently maturing debt service obligation, including interest as well as principal, of the Trust Fund with respect to any Acquisition Loan. If and to the extent that a contribution is made in shares of Employer Securities, the value of the shares of Employer Securities for purposes of determining the amount of the contribution shall be the fair market value of the Employer Securities on the trading day next following the day on which such contributions are delivered to the Trustee.

SECTION 4.04  REVERSION OF EMPLOYER CONTRIBUTIONS.
              -----------------------------------

In no event shall the assets of the Plan revert to the benefit of the Employer. Notwithstanding any provision of the Plan to the contrary, however, each Employer Contribution, without requirement of further action, shall be deemed to be expressly conditioned upon:

(a)   The deductibility of such contribution under Section 404 of the Code; and

(b)   The approval of the Plan by the Internal Revenue Service.

To the extent any such deduction is disallowed or approval is not obtained, the Employer may demand repayment of the affected contributions, and the Trustee shall return such contributions. Any such demand shall be made within one year following a final determination of the disallowance or disapproval by the Internal Revenue Service.

In the event all or any portion of a contribution made by the Employer is attributable to a good faith mistake of fact, the Trustee shall return the affected portion of the contribution, provided the Employer furnishes the Trustee evidence of the mistake within one year of the contribution.

SECTION 4.05  ROLLOVER CONTRIBUTIONS.
              ----------------------

Rollover contributions from another qualified employee benefit plan may be accepted in the discretion of the Committee (or its designee), provided that any such contribution shall be made in the form of cash or other property acceptable to the Trustee. Rollover Contributions hereunder shall be credited to a Rollover Contribution Account established and maintained for the benefit of each affected Employee.

SECTION 4.06  TRUSTEE-TO-TRUSTEE TRANSFERS.
              ----------------------------

Trustee-to-trustee transfers of assets from other tax-qualified retirement plans are not permitted under the Plan.

                                    SECTION 5
                ACCOUNTS, ACCOUNTING, VALUATIONS AND INVESTMENTS

SECTION 5.01  ALLOCATION OF CONTRIBUTIONS.
              ---------------------------

Employee Pre-Tax Contributions, Matching Contributions and Rollover Contributions shall be allocated to the Accounts of each Employee or Active Participant, as the case may be, as soon as practicable after delivery to the Trustee in accordance with the provisions of Sections 4.01(b), 4.02(c), or 4.05 of the Plan.

SECTION 5.02  VALUATION OF TRUST.
              ------------------

The fair market value of the assets comprising the Employer Securities shall be determined by the Trustee at least as frequently as each Annual Valuation Date in accordance with generally accepted valuation methods and accounting practices. For this purpose, the Trustee shall be entitled to rely upon any valuation information furnished by a generally accepted valuation service or any Investment Fund in which the assets comprising the Trust are invested.

SECTION 5.03  VALUATION OF ACCOUNTS.
              ---------------------

As of each Valuation Date, the value of each Participant's Accounts shall be determined by the Committee (or a recordkeeping agent designated by the Committee), subject to the following rules:

(a) Any net gain or loss (whether realized or unrealized) attributable to the investment of the Accounts since the immediately preceding Valuation Date shall be credited or charged, as the case may be;

(b) Any distribution or withdrawal made since the immediately preceding Valuation Date shall be charged against the balance of the Accounts; and

(c) At least as frequently as each Annual Valuation Date, the Accounts shall be charged with the expenses properly paid by such account under the terms of the Plan.

SECTION 5.04  ACCOUNTING PROCEDURES.
              ---------------------

The Committee (or its designee) shall establish such equitable accounting procedures as may be required to make (a) allocations, (b) valuations, and (c) adjustments to Participants' Accounts in accordance with the provisions of the Plan. The Committee may modify its accounting procedures, from time to time, for the purpose of achieving equitable and nondiscriminatory allocations.

SECTION 5.05  TRUST AGREEMENT AND FUND.
              ------------------------

The Employer and the Trustee shall enter into the Trust Agreement, which shall provide for the establishment of a single Trust for the purpose of holding and administering the assets comprising the Plan. All contributions, and the earnings on such amounts, shall be delivered to the Trustee and held and administered pursuant to the provisions of the Plan and the Trust Agreement.

SECTION 5.06  INVESTMENT OF ACCOUNTS.
              ----------------------

Earmarked Accounts shall be invested in accordance with the directions of each Participant, as set forth more fully in Exhibit C hereto. If and to the extent Accounts (or any portion thereof) are not designated as Earmarked Accounts, the Trustee shall exercise investment discretion with respect to any such account as set forth more fully in the Trust Agreement.

SECTION 5.07  FEES AND EXPENSES.
              -----------------

Consistent with the provisions of ERISA, the expenses of administering this Plan and its related Trust, including (a) the fees and expenses of the Trustee, (b) proper expenses incurred by the Committee in connection with the performance of duties under the Plan or the Trust, (c) reasonable compensation for any legal counsel, certified public accountant or other agent for services rendered in connection with the ongoing administration of the Plan, and (d) all other proper charges and disbursements by the Trustee or the Committee, are to be paid by the Employer or from the assets comprising the Trust Fund, all in accordance with the directions of the Committee.

                                    SECTION 6
                                     VESTING

SECTION 6.01  VESTING OF EMPLOYEE ACCOUNTS.
              ----------------------------


The interest of a Participant in his Employee Pre-Tax Contribution Account, Rollover Account or FIXED EMPLOYER CONTRIBUTION ACCOUNT shall be fully vested and nonforfeitable at all times.


SECTION 6.02  VESTING OF EMPLOYER MATCHING CONTRIBUTIONS.
              ------------------------------------------

A Participant shall become vested in Employer Matching Contributions in accordance with the following schedule:

                  Years of Service              Vested Percentage
                  ----------------              -----------------
                  Fewer than 2 years                  0%
                  2 years                             20%
                  3 years                             40%
                  4 years                             60%
                  5 years                             80%
                  6 or more years                     100%

SECTION 6.03   VESTING OF OTHER EMPLOYER CONTRIBUTIONS.
               ---------------------------------------

Effective July 1, 2002, and except as otherwise provided pursuant to Sections
6.01 and 6.02 of the Plan, Participants shall become vested in all other Employer Contributions in accordance with the following schedule:

                  Years of Service               Vested Percentage
                  ----------------               -----------------
                  Fewer than 2 years                  0%
                  2 years                             20%
                  3 years                             40%
                  4 years                             60%
                  5 years                             80%
                  6 or more years                     100%

Participants who separated from service prior to July 1, 2002, shall have their vested percentage calculated in accordance with the following schedule:

                  Years of Service               Vested Percentage
                  ----------------               -----------------
                  Fewer than 3 years                  0%
                  3 years                             20%
                  4 years                             40%
                  5 years                             60%
                  6 years                             80%
                  7 or more years                     100%

SECTION 6.04    DETERMINATION OF SERVICE FOR VESTING.
                ------------------------------------

For purposes of determining a Participant's Years of Service under Sections 6.02 and 6.03 of the Plan, employment with the Bank or an Affiliate shall be deemed employment with the Employer. Except as otherwise provided for in Section 6.08 of the Plan, for purposes of determining the Vested Percentage of all Participants, all Service with an Employer shall be included beginning with the Employee's initial Service with the Employer. For vesting purposes, Service shall be measured as of each Participants anniversary date of employment.

SECTION 6.05    IMMEDIATE VESTING IN CERTAIN SITUATIONS.
                ---------------------------------------

Notwithstanding the schedules set forth in Sections 6.02 and 6.03 of the Plan, a Participant shall become fully vested in his Matching Contributions and other Employer Contributions upon the earlier of:

(a) Termination of the Plan or upon the permanent and complete discontinuance of contributions by the Employer to the Plan; provided, however, that in the event of a partial termination, the interest of each Participant shall fully vest only with respect to that part of the Plan which is terminated;

(b)   Termination of Service on or after the Participant's Early Retirement
      Date;

(c)   A Change in Control; or

(d)   Termination of Service by reason of death or Disability.

SECTION 6.06  TREATMENT OF FORFEITURES.
              ------------------------

(a) If a Participant who is not fully vested in his Accounts terminates employment, that portion of his Accounts in which he is not vested shall be forfeited upon the earlier of:

      (i) The date the Participant receives or is deemed to have received a distribution of his entire vested benefits under the Plan, or

      (ii) The date at which the Participant incurs five (5) consecutive One Year Breaks in Service, or

      (iii) The date at which the Participant attains his Normal Retirement Age.

(b) If a Participant who has terminated employment and has received a distribution of his entire vested benefits under the Plan is subsequently reemployed by an Employer prior to incurring five (5) consecutive One Year Breaks in Service, he shall have the portion of his Accounts which was previously forfeited restored to his Accounts, provided he repays to the Trustee within five (5) years of his subsequent employment date an amount equal to the distribution. The amount restored to the Participant's Account shall be credited to his Account as of the last day of the Plan Year in which the Participant repays the distributed amount to the Trustee and the restored amount shall come from other Employees' forfeitures and, if such forfeitures are insufficient, from a special contribution by the Employer for that year. If a Participant's employment terminates prior to his Account having become vested, such Participant shall be deemed to have received a distribution of his entire vested interest as of the Valuation Date next following his termination of employment.

(c) If a Participant who has terminated employment but has not received a distribution of his entire vested benefits under the Plan is subsequently reemployed by an Employer subsequent to incurring five (5) consecutive One Year Breaks in Service, any undistributed balance of his Accounts from his prior participation which was not forfeited shall be maintained as a fully vested subaccount with his Account.

(d) If a portion of a Participant's Account is forfeited, assets from the Investment Funds must be forfeited before any assets from the Employer Securities Fund may be forfeited.

(e) Forfeitures shall be applied to reduce future Employer Contributions or reallocated among the other Participants in the Plan.

SECTION 6.07  ACCOUNTING FOR FORFEITURES.
              --------------------------

A forfeiture shall be charged to the Participant's Account as of the first day of the first Valuation Period in which the forfeiture becomes certain pursuant to Section 6.06 of the Plan.

SECTION 6.08  VESTING UPON REEMPLOYMENT.
              -------------------------

(a) If an Employee is not vested in his Accounts, incurs a One Year Break in Service and again performs an Hour of Service, such Employee shall receive credit for his Years of Service prior to his One Year Break in Service only if the number of consecutive One Year Breaks in Service is less than the greater of: (i) five (5) years or (ii) the aggregate number of his years of Service credited before his One Year Break in Service.

(b) If a Participant is partially vested in his Accounts, incurs a One Year Break in Service and again performs an Hour of Service, such Participant shall receive credit for his years of Service prior to his One Year Break in Service; provided, however, that after five (5) consecutive One Year Breaks in Service, a former Participant's vested interest in his Accounts attributable to years of Service prior to his One Year Break in Service shall not be increased as a result of his years of Service following his re-employment date.

(c) If a Participant is fully vested in his Accounts, incurs a One Year Break in Service and again performs an Hour of Service, such Participant shall receive credit for all his years of Service prior to his One Year Break in Service.

                                    SECTION 7
                                  DISTRIBUTIONS

SECTION 7.01  SPECIAL DEFINITIONS FOR DISTRIBUTIONS.
              -------------------------------------

(a) The term Mandatory Distribution Event means that a Participant has terminated his employment with the Employer (for any reason) and his Entire Interest is $5,000 or less.

(b) The term Discretionary Distribution Event means that a Participant has terminated his employment with the Employer (for any reason) and his Entire Interest exceeds $5,000.

(c)   The term Special Distribution Event means a Change in Control.

(d) The term Entire Interest means the vested amount allocated to a Participant's Accounts, determined as of the Valuation Date that immediately precedes or coincides with the date of distribution hereunder, increased by the principal amount of any contribution made after such date.

SECTION 7.02  FORM OF PAYMENT.
              ---------------

Distributions under the Plan shall be made in the form of a single-sum payment.

SECTION 7.03  TIME OF DISTRIBUTION.
              --------------------

Distributions under the Plan shall be made as soon as practicable after the Valuation Date that coincides with or immediately follows a Participant's Severance Date. Notwithstanding the foregoing, with respect to a Discretionary Distribution Event, an affected Participant may designate the Valuation Date as of which his Entire Interest is to be distributed. Such distribution shall commence not later than the later of:

(a) The April 1st of the calendar year following the date on which such Participant attains age 70 1/2;

(b) The April 1st of the calendar year coinciding with or following the date on which the Participant terminates his employment with the Employer; or

(c) If the Participant is a 5% owner of the Employer, the date set forth in subparagraph (a).

SECTION 7.04  CONSENT TO DISTRIBUTION.
              -----------------------

A Participant shall consent to any Discretionary Distribution made prior to his Normal Retirement Age. Any consent required hereunder shall be made, in writing, on forms acceptable to the Committee. If a Participant fails to consent or does not elect to postpone his distribution in accordance with Section 7.03 of the Plan, distribution shall be made as of the Valuation Date that coincides with or immediately follows his Normal Retirement Age.

The Committee shall furnish each Participant with a written explanation of the distribution procedures of the Plan within a reasonable period prior to distribution hereunder. Any consent required hereunder shall be made not earlier than 90 days preceding the date on which a Participant's distribution is made or commences.

SECTION 7.05  IN-SERVICE DISTRIBUTIONS.
              ------------------------

In addition to the other withdrawals permitted under this Section 7 of the Plan, a Participant shall be entitled to an in-service distribution of the vested amount allocated to his Accounts, subject to the following special rules:

(a) Pre-Tax Basic Contribution Account: A Participant shall be entitled to request the in-service distribution of all or a portion of the amount allocated to his Pre-Tax Basic Contribution Account, at any time on or after the attainment of age 59 1/2.

(b) Matching Contribution Account: A Participant shall be entitled to request the in-service distribution of all or any portion of the vested amount allocated to his Matching Contribution Account, at any time on or after the attainment of age 59 1/2.

(c) Rollover Contribution Account: A Participant shall be entitled to request the in-service distribution of all or a portion of the amount allocated to his Rollover Contribution Account at any time.

(d)   Other  Accounts:   A  Participant  shall not be entitled to request an in-
      service distribution of an amount allocated to an account not listed above.

A request for distribution hereunder shall be made, in writing, on forms acceptable to the Committee. Any distribution hereunder shall be made in the form of an immediate single-sum payment and a partial distribution hereunder shall not be less than $500. Distribution shall be made by the pro rata liquidation of amounts allocated to a Participant's Investment Funds, except that amounts allocated to the Employer Securities Fund shall be liquidated last.

SECTION 7.06      SPECIAL DISTRIBUTIONS.
                  ---------------------

Upon the occurrence of a Special Distribution Event, the Committee, in its discretion, may direct the Trustee to distribute the assets held in the Trust to each affected Participant. The Committee shall adopt uniform and non-discriminatory standards to determine the amount to be distributed and the time at which distributions shall be made or commence.

SECTION 7.07      MANNER OF DISTRIBUTION.
                  ----------------------

Amounts distributed from the Employer Securities Fund shall be distributed in the form of Employer Securities, with cash distributed in lieu of a fractional share. Notwithstanding the foregoing, distribution to a Participant whose Entire Interest is $500 or less shall be made in the form of cash, unless the Participant affirmatively elects to receive Employer Securities during the 30-day period preceding his distribution.

SECTION 7.08      DIRECT ROLLOVERS.
                  ----------------

A Participant, a Participant's surviving spouse, or the alternate payee of a Participant (a Distributee) may direct the Committee to rollover all or any portion of a distribution hereunder, except any portion of a distribution that constitutes a required distribution within the meaning of Section 401(a)(9) of the Code, or is a part of a hardship withdrawal within the meaning of Section
9.02 of the Plan. A rollover hereunder shall be made to (a) an individual retirement account, (b) an annuity plan within the meaning of Section 403(a), or
(c) of the Code an individual retirement annuity within the meaning of Section 408(b), or (d) of the Code another qualified employee benefit plan. Any such rollover shall comply with the following special rules:

(a) The Committee, in its discretion, may arrange for such direct rollover in accordance with any of the methods provided for in Section 401(a)(31) of the Code and the Treasury Regulations promulgated thereunder;

(b) The Committee shall provide each distributee with notice of his right to effect a direct transfer hereunder. Any such notice shall be delivered at least 30 days prior to the scheduled distribution date, except that such participant, surviving spouse or alternate payee may elect to waive such 30- day period and accelerate the distribution of benefits hereunder;

(c) The distributee shall provide the Committee with such information as may be reasonably required to effect such direct rollover, including, without limitation, the name, address and other transfer information of the recipient plan or individual retirement account and a certification that the plan or individual retirement account designated by the distributee will accept the direct rollover;

(d) The direction of a distributee concerning a direct rollover shall be irrevocable as of the date on which the transfer or other distribution from the Plan is made;

(e) Notwithstanding any provision of the Plan to the contrary, the Committee shall not be required to make a direct rollover of any amount which is less than $500; and

(f) The Committee, in its discretion, may adopt such additional procedures as it deems necessary or appropriate; such procedures shall comply with
      Section 401(a)(31) of the Code and the Treasury Regulations promulgated thereunder.

SECTION 7.09  OPTIONS TO RECEIVE AND SELL STOCK.
              ---------------------------------

(a) Unless ownership of virtually all Employer Securities is restricted to active Employees and qualified retirement plans for the benefit of Employees pursuant to the certificates of incorporation or by-laws of the Employers issuing Employer Securities, a terminated Participant or the Beneficiary of a deceased Participant may instruct the Committee to distribute the Participant's entire vested interest in his Accounts in the form of Employer Securities. In that event, the Committee shall apply the Participant's vested interest in his Other Investments Account to purchase sufficient Employer Securities to make the required distribution.

(b) Any Participant who receives Employer Securities pursuant to this Section 7, and any person who has received Employer Securities from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover distribution described in Section 402(c) of the Code, shall have the right to require the Employer which issued the Employer Securities to purchase the Employer Securities for its current fair market value (hereinafter referred to as the "put right"). The put right shall be exercisable by written notice to the Committee during the first 60 days after the Employer Securities are distributed by the Plan, and, if not exercised in that period, during the first 60 days in the following Plan Year after the Committee has communicated to the Participant its determination as to the Employer Securities' current fair market value. If the put right is exercised, the Trustee may, if so directed by the Committee in its sole discretion, assume the Employer's rights and obligations with respect to purchasing the Stock. However, the put right shall not apply to the extent that the

      Employer Securities, at the time the put right would otherwise be exercisable, may be sold on an established market in accordance with federal and state securities laws and regulations.

(c) With respect to a put right, the Employer or the Trustee, as the case may be, may elect to pay for the Employer Securities in equal periodic installments, not less frequently than annually, over a period not longer than five (5) years from the 30th day after the put right is exercised pursuant to paragraph (b) of this Section 7.09, with adequate security and interest at a reasonable rate on the unpaid balance, all such terms to be set forth in a promissory note delivered to the seller with normal terms as to acceleration upon any uncured default.

(d) Nothing contained in this Section 7.09 shall be deemed to obligate any Employer to register any Employer Securities under any federal or state securities law or to create or maintain a public market to facilitate the transfer or disposition of any Employer Securities. The put right described in this Section 7.09 may only be exercised by a person described in the paragraph (b) of this Section 7.09, and may not be transferred with any Employer Securities to any other person. As to all Employer Securities purchased by the Plan in exchange for any Acquisition Loan, the put right be nonterminable. The put right for Employer Securities acquired through an Acquisition Loan shall continue with respect to such Employer Securities after the Acquisition Loan is repaid or the Plan ceases to be an employee stock ownership plan. Except as provided above, in accordance with the provisions of Sections 54.4975-7(b)(4) of the Treasury Regulations, no Employer Securities acquired with the proceeds of an Acquisition Loan may be subject to any put, call or other option or buy-sell or similar arrangement while held by, and when distributed from, the Plan, whether or not the Plan is then an employee stock ownership plan.

SECTION 7.10  RESTRICTIONS ON DISPOSITION OF STOCK.
              ------------------------------------

Except in the case of Employer Securities which are traded on an established market, a Participant who receives Employer Securities pursuant to this Section 7, and any person who has received Employer Securities from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover distribution described in Section 402(c) of the Code, shall, prior to any sale or other transfer of the Employer Securities to any other person, first offer the Employer Securities to the issuing Employer and then to the Plan at their current fair market value. This restriction shall apply to any transfer, whether voluntary, involuntary, or by operation of law, and whether for consideration or gratuitous. Either the Employer or the Trustee may accept the offer within 14 days after it is delivered. To the extent required, any Employer Securities distributed by the Plan shall bear a conspicuous legend describing the right of first refusal under this Section 7.10, as applicable, as well as any other restrictions upon the transfer of the Employer Securities imposed by federal and state securities laws and regulations.

                                    SECTION 8
                                 DEATH BENEFITS

SECTION 8.01      DEATH BENEFITS.
                  --------------

If a Participant dies before his Entire Interest (as defined in Section 7 of the Plan) has been distributed, the remaining interest shall be distributed to the Participant's Beneficiary in the form of a single-sum payment as soon as practicable following the date of death of the Participant, but in no event later than five years after the affected Participant's death. The distribution of Employer Securities shall be made in the manner described in Section 7.07 of the Plan.

SECTION 8.02      DISTRIBUTIONS TO MINORS.
                  -----------------------

If a benefit is payable to a minor under the Plan, the Committee shall satisfy the distribution obligations by directing that payment of the amount be made to the minor's parent or other designated guardian.

SECTION 8.03      BENEFICIARY DESIGNATION.
                  -----------------------

A Participant shall designate one or more Beneficiaries, in writing, on forms acceptable to the Committee. The designation shall be subject to the following rules:

(a) If a Participant is married and his spouse is not designated as his sole primary Beneficiary, the designation shall include a Spouse's Consent.

(b) A Participant may revise any Beneficiary designation by delivery of a new designation to the Committee. Any such designation shall be effective upon receipt and acceptance by the Committee (or its designee). If a Participant's spouse is not designated as his sole primary Beneficiary, the revised designation must be accompanied by a Spouse's Consent.

(c) If a Participant is married on the date of his death and the Participant's spouse is not designated as his sole primary Beneficiary, the Beneficiary designation shall be deemed invalid if it does not include the Spouse's Consent, and the Participant's Entire Interest shall be distributed to the spouse.

(d) If a Participant fails to designate a Beneficiary, if no Beneficiary survives the Participant or a designation cannot be administered, the interest of the Participant shall be distributed (i) to his spouse, (ii) to his children (whether natural or adopted), in equal shares, if the Participant is not survived by a spouse, (iii) to his parents, in equal shares, if the Participant is not survived by a spouse or children, or
      (iv) to his estate.

                                    SECTION 9
                         LOANS AND HARDSHIP WITHDRAWALS

SECTION 9.01      LOANS.
                  -----

A Participant who is an Employee may make application to the Committee to borrow from the vested portion of his Accounts (other than any portion of his Accounts invested in the Employer Securities Fund); the Committee, in its sole discretion, may permit any such loan, subject to the following terms and conditions:

(a) The amount of the loan when added to the amount of any outstanding loan or loans from this Plan or any other plan of the Employer shall not exceed the lesser of (i) $50,000, reduced by the excess, if any, of the highest outstanding balance of loans from all such plans during the one-year period ending on the day before the date on which such loan is made, or
      (ii) 50% of the Participant's vested Accounts. In no event shall a loan of less than $1,000 be made hereunder.

(b) Each loan shall be for a fixed term not in excess of five years and shall be evidenced by a note signed by the Participant; provided, however, that such term may be designated as not more than ten years if the proceeds of the loan are applied to the purchase of the Participant's principal residence. The loan shall be payable in periodic installments and shall bear interest at a reasonable rate which shall be determined by the Committee on a uniform and consistent basis.

(c) Payments shall be made by payroll deduction. If a Participant is not receiving Compensation from the Employer, loan repayment shall be made in accordance with the terms and procedures established by the Committee, which may include a suspension of loan payments during a period of Qualified Military Service or FMLA Leave or the acceleration of the remaining indebtedness. A Participant may repay an outstanding loan in full at any time.

(d) The Committee shall declare that a default has occurred if (i) the Participant fails to pay any regular installment of principal and interest when due and such failure continues after the last day of the calendar quarter following the calendar quarter in which the failure occurred, (ii) an acceleration occurs and the Participant fails to make payment within 60 days, or (iii) the Participant elects to receive a distribution that causes the principal value of the note then outstanding to exceed 200% of the fair market value of the Participant's Accounts.

(e) The unpaid balance of the loan, together with interest thereon, shall become due and payable upon the Participant's termination of employment, for any reason. Payment of such amount shall be made not later than 60 days following such termination or the Trustee shall satisfy the outstanding indebtedness from any distribution otherwise payable to the Participant.

(f) Each loan shall be adequately secured. Such security shall include, but need not be limited to, a pledge of a portion of the Participant's right, title and interest in his Accounts. Such pledge shall be evidenced by the execution of a promissory note by the Participant which shall grant the security interest and provide that, in the event of any default by the Participant on a loan repayment, the Committee shall be authorized to take any and all appropriate lawful actions necessary to enforce collection of the unpaid loan.

(g) A loan hereunder shall be considered an investment of the Accounts of the Participant from which the loan is made. All loan repayments shall be credited pro rata to the Investment Funds designated by such Participant, determined as of the date of each repayment.

(h) Not more than two loans shall be outstanding at any time. Application for a loan under this Plan shall not be made prior to the earlier of (i) 12 months measured from the date of a Participant's initial borrowing hereunder, or (ii) the first day of the calendar quarter following the date on which the initial borrowing was repaid, in full.

(i) The Committee may impose a loan initiation fee and an annual loan administration fee, which fees shall be deductible from Participant's
      Accounts. Such fees shall be reasonably related to the actual costs incurred by the Plan in administering the loan and shall be applied in a uniform, nondiscriminatory manner.

(j) The Committee may impose such additional limitations and procedures as it deems appropriate, including, without limitation, a limitation on the amount of a borrowing hereunder based upon the percentage of a Participant's Compensation necessary to repay such borrowing and any additional loan.

SECTION 9.02      FINANCIAL HARDSHIP.
                  ------------------

The term Financial Hardship shall mean an immediate and heavy financial need which is attributable to:

(a) Medical expenses within the meaning of Section 213(d) of the Code previously incurred by the Participant or his spouse or dependents or necessary for those persons to obtain medical care;

(b) The payment of post-secondary tuition and room and board on behalf of the Participant or his spouse or dependents for the next 12 months;

(c) The purchase of the Participant's principal residence, but not mortgage payments on such residence; or

(d) Expenditures related to the pending eviction from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence. A distribution based upon Financial Hardship shall be made under the Plan not more than once each Plan Year (or other 12-month period designated by the Committee). Such distribution shall not exceed the lesser of (a) the amount required to meet the immediate financial need created by such hardship, including any tax due on the amount of such withdrawal, or (b) the Distributable Amount.

      For this purpose, the term Distributable Amount shall mean the aggregate of the following amounts:

      (i)   The principal amount of a Participant's Employee Pre-Tax
            Contributions;

      (ii) The vested and nonforfeitable portion of a Participant's Matching Contribution Account.

A Participant may request the Committee to approve the withdrawal of all or a portion of the Distributable Amount on account of a Financial Hardship. Any such request shall be made, in writing, and shall set forth the circumstances surrounding the Financial Hardship. The request shall include the Participant's written representation that he or she has (a) obtained reimbursement from insurance or otherwise, (b) reasonably liquidated his assets, (c) ceased Employee contributions hereunder, and (d) obtained all available distributions and loans, including, but not limited to, an election to receive Dividends in accordance with Section 11.04 of the Plan, to the extent available. The Committee shall be entitled to request such additional information as may be reasonably required to determine whether a Financial Hardship exists and the amount of the Financial Hardship. The determination of the existence of a Financial Hardship, the amount required to meet the need created by such Financial Hardship, the accounts to be charged with the distribution, and the amount available for withdrawal shall be made by the Committee in accordance with uniform and nondiscriminatory standards.

With respect to any hardship distribution under the Plan, a Participant shall be prohibited from making Employee contributions for the 12-month period beginning as of the time of such distribution in excess of the applicable limit imposed under Section 402(g) of the Code minus the Participant's Pre-Tax Contributions for the year in which the distribution occurs.

                                   SECTION 10
                               SPECIAL ALLOCATIONS

SECTION 10.01     DEFINITIONS FOR SPECIAL ALLOCATIONS.
                  -----------------------------------

For purposes of this Section 10, the term Allocation Accounts means a Participant's Pre-Tax Employee Contributions Account and Matching Contribution Accounts.

Annual Addition means, for any Limitation Year, the sum of (a) Matching Contributions, (b) Employee Contributions, (c) Employer Contributions, and (d) any additional contribution made by the Employer during such year in order to satisfy an antidiscrimination test imposed under Section 401(k) of the Code.

Employer includes the group of employers, if any, which constitute a controlled group of corporations, trades or businesses under common control (within the meaning of Sections 1563(a) or 414(b) of the Code as modified by Sections 415(h) and 414(c) of the Code), or an affiliated service group (within the meaning of Sections 414(m) and 318 of the Code) with the Employer. All such employers shall be treated as a single employer for purposes of applying the limitations of
Section 415 of the Code.

Limitation Compensation means all wages, salaries, commissions, overtime, bonuses and other forms of remuneration (whether or not in the form of cash) paid by the Employer to an Employee for personal services actually rendered during a Limitation Year and includable in such Employee's gross income, adjusted as follows:

(a) Excluding any such amount deferred under any form of plan or program maintained by the Employer.

(b) Excluding any amount attributable to stock-based incentive compensation, such as amounts realized on the exercise or other disposition of stock options or restricted stock.

(c)   Excluding amounts attributable to taxable fringe benefits.

(d) Including any elective amount deferred pursuant to a cash or deferred arrangement described in Section 401(k) of the Code or a plan maintained under Section 125 of the Code.

(e) Including any amount deferred in the form of a qualified transportation benefit within the meaning of Section 132(f) of the Code.

Limitation Year means the Plan Year.

SECTION 10.02     ANNUAL ADDITIONS.
                  ----------------

No contribution shall be allocated to the Allocation Accounts of an Employee for a Limitation Year in excess of an amount, which, when expressed as an Annual Addition to such Employee's Allocation Accounts, is equal to or exceeds the limitations of Section 415 of the Code, the provisions of which are incorporated herein by reference, subject to the provisions of this Section 10. Notwithstanding the preceding sentence, any amount distributed in accordance with Section 10.03 of the Plan shall not be treated as an Annual Addition under the Plan.

SECTION 10.03     LIMITATION FOR OTHER DEFINED CONTRIBUTION PLANS.
                  -----------------------------------------------

In the event that the Annual Addition which would otherwise be made to a Participant's accounts under all defined contribution plans maintained by the Employer for any Limitation Year exceeds the limitations set forth in Section
10.02 of the Plan, the excess Annual Additions shall be attributed first to this Plan and disposed of as follows:

(a) First, such excess shall be deemed to constitute an Employee Contribution hereunder and returned to the affected Participant. If any amount is returned hereunder, such amount shall be disregarded for purposes of
      Section 4.01(d) of the Plan and shall not be subject to Matching Contributions. Any distribution under this subparagraph (a) shall include any income or gain attributable to the excess distributed hereunder.

(b) Second, if the Participant is covered by the Plan at end of the Limitation Year, any remaining excess shall be held in the Participant's Matching Contribution Account and used to reduce Matching Contributions in succeeding Limitation Years. Such excess shall not share in the earnings and losses of the Trust, however, until it is actually credited to the Participant's Account.

(c) Third, if the Participant is not covered by the Plan at the end of the Limitation Year, the remaining excess shall be held in a suspense account. Amounts held in the suspense account shall be applied to reduce Matching Contributions for all remaining Participants in each succeeding Limitation Year. In no event shall amounts held in a suspense account share in the earnings and losses of the Trust.

                                   SECTION 11
                            EMPLOYER SECURITIES FUND

SECTION 11.01     STATUS OF EMPLOYER SECURITIES FUND.
                  ----------------------------------

Amounts allocated to the Employer Securities Fund, from time to time, shall be deemed to constitute a stock bonus plan that is designated as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, the assets of which are invested primarily or solely in Employer Securities.

SECTION 11.02     MAINTENANCE OF EMPLOYER SECURITIES FUND.
                  ---------------------------------------

Amounts allocated to the Employer Securities Fund shall be invested and reinvested in Employer Securities. The acquisition and disposition of such shares shall be made by the Trustee (or its designee) in accordance with the provisions of the Trust Agreement.

SECTION 11.03     DEEMED ALLOCATION OF SHARES.
                  ---------------------------

Notwithstanding any method used by the Trustee to administer and value the Employer Securities Fund, for purposes of this Section 11, as of each Valuation Date, a Participant invested in such fund shall be deemed to have an allocation of Employer Securities in an amount determined by multiplying (a) the number of shares (including fractional shares) held in the Employer Securities Fund as of such date, by (b) a fraction, the numerator of which is the value of the Participant's interest in such fund as of the affected Valuation Date and the denominator of which is the total value of such fund as of such date.

SECTION 11.04     DIVIDEND DISTRIBUTIONS.
                  ----------------------

Effective for dividend record dates occurring on or after January 1, 2002, the Committee shall cause to be distributed in accordance with this Section 11.04 any Dividend payable with respect to the Employer Securities Fund, subject to the following special rules:

(a) Within a reasonable period after the last day of each Plan Year, and with respect to the entire portion of his interest in the Employer Securities Fund, each Participant shall be entitled to direct the Committee to (i) distribute any Dividend payable hereunder (any such Participant referred to herein as an Electing Participant), or (ii) reinvest the amount of any such Dividend in the Employer Securities Fund. Any such election shall be made, in writing, on forms acceptable to the Committee. Any such election shall be deemed irrevocable as of the date set by the Committee. The Committee, in its discretion, may permit additional directions during a Plan Year, to the extent necessary to comply with the provisions of
      Section 404(k) of the Code.

(b) If a Participant fails to direct the Committee in accordance with subparagraph (a) of this Section 11.04, he shall be deemed to have directed the reinvestment of any Dividend in the Employer Securities Fund.

(c) Dividends distributable to each Electing Participant under the Plan shall be determined as of each dividend record date in proportion to the number of vested shares of Employer Securities (including fractional shares) allocated to each Participant in accordance with the provisions of Section
      11.02 of the Plan.

(d) Dividends shall be distributed from the Plan not later than 90 days after the close of the Plan Year in which each dividend payment date occurs.

(e) If Dividends are held in trust pending distribution hereunder, the Committee shall direct the Trustee to invest such amounts in a manner intended to preserve principal.

(f) Notwithstanding the preceeding provisions of this Section 11.04, the Committee, in its sole discretion, may treat Dividends in any of the following manners:

      (i)   distribute Dividends immediately to the Participants;

      (iii) distribute Dividends to the Participants within ninety (90) days of the close of the Plan Year in which paid; or

      (iii) use Dividends to repay first principal and then, if available, interest on the Acquisition Loan used to acquire Company Stock on which the Dividends were paid; provided, however, that, to the extent the Employer intends to take a tax deduction for such Dividends for Federal income tax purposes, the Plan complies with
            Section 404(k)(2)(B) of the Code.

(g) If Dividends are held in trust pending distribution hereunder, the Committee shall direct the Trustee to invest such amounts in a manner intended to preserve principal.

(h) Notwithstanding any other provision of this Section 11.04, dividends on Employer Securities which are received by the Trustee in the form of additional Employer Securities shall be retained in the Employer Securities Fund, and shall be allocated among the Participant's Accounts and/or the Loan Suspense Account in accordance with their holdings of the Employer Securities on which the dividends have been paid.

SECTION 11.05     PASS-THROUGH OF VOTING RIGHTS.
                  -----------------------------

With respect to all corporate matters, Employer Securities allocated to the Accounts of Participants (determined in accordance with Section 11.03 of the Plan) shall be voted in accordance with the directions of each such Participant.

As soon as administratively feasible before each annual or special shareholders meeting of the Company, the Trustee, the Committee or a designee shall furnish to each Participant a copy of any proxy solicitation material furnished to shareholders of the Company, together with a form requesting confidential instructions on how Employer Securities allocated to such Participant's Account are to be voted. Upon timely receipt of such instructions, the Trustee, the Committee or such designee shall vote the securities as instructed. The instructions received from Participants shall be held in strict confidence and shall not be divulged or released to any person, including officers or Employees of the Employer.

Neither the Employer, the Trustee nor the Committee shall make recommendations to Participants on whether to vote or how to vote. Employer Securities with respect to which no instructions are received from Participants shall be voted in the same proportion as the Trustee votes those shares for which instructions were provided.

SECTION 11.06     TENDER OFFERS.
                  -------------

The Committee or the Trustee (or an unrelated third-party recordkeeper) shall notify each Participant of a tender or other exchange offer and utilize its best efforts to distribute to Participants in a timely manner all information distributed to other shareholders of the Company in connection with any such offer. Each Participant shall have the right to instruct the Trustee, the Committee or the recordkeeper, in writing, as to the manner in which to respond to any tender or exchange offer with respect to Employer Securities allocated to his accounts in accordance with Section 11.03 of the Plan. Such instructions shall be held in strict confidence and shall not be divulged or released to any person, including any officer or director of the Employer except as may be required to implement the provisions of this Section 11.06; provided, however, that the Trustee, the Committee or the recordkeeper shall advise, upon request, the total number of shares not subject to instructions to exchange or tender.

SECTION 11.07.    PRIOR PLAN ACCOUNT BALANCES.
                  ---------------------------

All account balances from the Prior Plan (as of June 30, 2002) ("Prior Plan Accounts") shall become part of the Employer Securities Fund as of the Effective Date and, unless otherwise allowed by the Committee or by Section 11.11 of the Plan, may not be re-invested in the Investment Funds.

SECTION 11.08.    ACQUISITION LOANS.
                  -----------------

The Trustee may incur Acquisition Loans from time to time to finance the acquisition of Employer Securities for the Trust or to repay a prior Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable on demand except in the event of default, and shall be primarily for the benefit of Participants and Beneficiaries of the Plan. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired and any other Plan assets which are permissible security within the provisions of Section 54.4975-7(b) of the Treasury Regulations. No other assets of the Plan or Trust may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against any other Trust assets. Any pledge of Financed Shares must provide for the release of shares so pledged on a basis equal to the principal and interest (or if the requirements of Section 54.4975- 7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), paid by the Trustee on the Acquisition Loan. The released Financed Shares shall be allocated by Participants' Accounts in the same method as fixed dollar amounts are allocated under Section 4.03(b) of the Plan. Payment of principal and interest on any Acquisition Loan shall be made by the Trustee only from the Employer contributions paid in cash to enable the Trustee to repay such loan, from earnings attributable to such contributions, and any cash dividends received by the Trustee on Financed Shares acquired with the proceeds of the Acquisition Loan (including contributions, earnings and dividends received during or prior to the year of repayment less such payments in prior years), whether or not allocated. Financed Shares shall initially be credited to the Loan Suspense Account and shall be transferred for allocation to the Employer Securities Account of Participants only as payments of principal and interest (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participants' Employer Securities Account for each Plan Year shall be based on the ratio that the payments of principal and interest (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan for that Plan Year bears to the sum of the payments of principal and interest on the Acquisition Loan for that Plan Year plus the total remaining payment of principal and interest projected (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the

Employer so elects, principal payments only), on the Acquisition Loan over the duration of the Acquisition Loan repayment period.

SECTION 11.09     OTHER LIMITATIONS.
                  -----------------

To the extent an Acquisition Loan exists for any Plan Year, in no event shall more than one-third of the Employer Contributions to the Plan for any Plan Year be allocated to the Accounts of Highly Compensated Employees. In order to ensure such allocations are not made, the Committee shall, beginning with the Participants whose Compensation exceeds the limit then in effect under Section 401(a)(17) of the Code, reduce the amount of Compensation of such Highly
Compensated Employees on a pro-rata basis per individual. If, in order to satisfy this Section 11.09, any such Participant's Compensation must be reduced to an amount that is lower than the Compensation amount of the next highest paid (based on such Participant's Compensation) Highly Compensated Employee (the "breakpoint amount"), then, for purposes of allocating benefits under the Plan, the Compensation of all concerned Participants shall be reduced to an amount not to exceed such breakpoint amount.

SECTION 11.10     LIMITATIONS AS TO CERTAIN SECTION 1042 TRANSACTIONS.
                  ---------------------------------------------------

To the extent that a shareholder of Employer Securities sells qualifying Employer Securities to the Plan and elects (with the consent of the Bank) nonrecognition of gain under Section 1042 of the Code, no portion of the Employer Securities purchased in such nonrecognition transaction (or dividends or other income attributable thereto) may accrue or be allocated during the nonallocation period (the ten (10) year period beginning on the later of the date of the sale of the qualified Employer Securities or the date of the Plan allocation attributable to the final payment of an Acquisition Loan incurred in connection with such sale) for the benefit of:

(a)   the selling shareholder;

(b) the spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants of the selling shareholder or descendant referred to in (a) above; or

(c) any other person who owns, after application of Section 318(a) of the Code, more than twenty-five percent (25%) of:

      (i)   any class of outstanding stock of the Bank or any Affiliate, or

      (ii) the total value of any class of outstanding stock of the Bank or any Affiliate.

For purposes of this Section 11.10, Section 318(a) of the Code shall be applied without regard to the employee trust exception of Section 318(a)(2)(B)(i) of the Code.

SECTION 11.11  PARTICIPANTS' OPTION TO DIVERSIFY.
               ---------------------------------

Notwithstanding any provision in this Plan to the contrary, the Committee shall provide for a procedure under which each Participant may, during the first five years of a certain six-year period, elect to have up to 25 percent of the value of his Accounts committed to the Investment Fund. For the sixth year in this period, the Participant may elect to have up to 50 percent of the value of his Accounts committed to the Investment Fund. The six-year period shall begin with the Plan Year following the first Plan Year in which the Participant has both reached age 55 and completed 10 years of participation in the Plan; a Participant's election to diversify his Accounts must be made within the 90-day period immediately following the last day of each of the six Plan Years. The Committee shall see that the Investment Fund includes a sufficient number of investment options to comply with Section 401(a)(28)(B) of the Code. The Trustee shall comply with any investment directions received from Participants in accordance with the procedures adopted from time to time by the Committee under this
Section 11.11.

                                   SECTION 12
                      THE COMMITTEE AND PLAN ADMINISTRATION

SECTION 12.01     IDENTITY OF THE COMMITTEE.
                  -------------------------

The Committee shall consist of three or more individuals selected by the Bank. Any individual, including a director, trustee, shareholder, officer, or Employee of an Employer, shall be eligible to serve as a member of the Committee. The Bank shall have the power to remove any individual serving on the Committee at any time without cause upon ten (10) days written notice to such individual and any individual may resign from the Committee at any time without reason upon ten
(10) days written notice to the Bank. The Bank shall notify the Trustee of any change in the membership of the Committee.

SECTION 12.02     AUTHORITY OF COMMITTEE.
                  ----------------------

(a) The Committee shall be the "plan administrator" within the meaning of ERISA and shall have exclusive responsibility and authority to control and manage the operation and administration of the Plan, including the interpretation and application of its provisions, except to the extent such responsibility and authority are otherwise specifically:

      (i) allocated to the Bank, the Employer, or the Trustee under the Plan and Trust Agreement;

      (ii) delegated in writing to other persons by the Bank, the Employer, the Committee, or the Trustee; or

      (iii) allocated to other parties by operation of law.

(b) The Committee shall have exclusive responsibility regarding decisions concerning the payment of benefits under the Plan.

(c) The Committee shall have full investment responsibility with respect to the Investment Fund except to the extent, if any, specifically provided for in the Trust Agreement and shall have the power to exercise the discretionary authority afforded the Investment Administrator in accordance with Exhibit C.

(d) The Committee shall have the power to determine all questions of eligibility to participate, eligibility for benefits, the allocation of contributions, the value of Accounts, and the status and rights of Participants and their Beneficiaries.

(e) The Committee shall have the power to determine and decide any dispute arising under the Plan.

(f) The Committee shall have the power to direct the Trustee concerning all payments which shall be made out of the Trust in accordance with the provisions of the Plan and to establish procedures for the withholding of federal and state income taxes from distributions.

(g) The Committee shall have the power to amend the Plan, subject to such limitations as may be imposed, from time to time, by the board of directors of the Bank.

(h) In the discharge of its duties, the Committee may employ accountants, actuaries, legal counsel, and other agents (who also may be employed by an Employer or the Trustee in the same or some other capacity) and may pay such individuals reasonable compensation and expenses for their services rendered with respect to the operation or administration of the Plan to the extent such payments are not otherwise prohibited by law.

SECTION 12.03     DUTIES OF COMMITTEE.
                  -------------------

(a) The Committee shall keep whatever records may be necessary in connection with the maintenance of the Plan and shall furnish to the Employers whatever reports may be required from time to time by the Employers. The Committee shall furnish to the Trustee whatever information may be necessary to properly administer the Trust. The Committee shall see to the filing with the appropriate government agencies of all reports and returns required with respect to the Plan under ERISA and the Code and other applicable laws.

(b) Except as provided for in Exhibit C, the Committee shall have exclusive responsibility and authority with respect to the Plan's holdings of Employer Securities and shall direct the Trustee in all respects regarding the purchase, retention, sale, exchange, and pledge of Employer Securities and the creation and satisfaction of any Acquisition Loan to the extent such responsibilities are not set forth in the Trust Agreement.

(c) The Committee shall at all times act consistently with the Bank's long-term intention that the Employer Securities Fund, as an employee stock ownership plan, be invested primarily in Employer Securities. The Committee shall determine, in its sole discretion, the extent to which assets of the Trust shall be used to repay any Acquisition Loan, to purchase Employer Securities, or to invest in other assets selected by the Committee or an investment manager. No provision of the Plan relating to the allocation or vesting of any interests in Employer Securities or investments other than Employer Securities shall restrict the Committee from changing any holdings of the Trust Fund, whether the changes involve an increase or a decrease in the Employer Securities or other assets credited to Participants' Accounts. In determining the proper extent of the Trust Fund's investment in Employer Securities, the Committee shall be authorized to employ investment counsel, legal counsel, appraisers, and other agents and to pay their reasonable compensation and expenses to the extent such payments are not prohibited by law.

(d) If the valuation of any Employer Securities is not established by reported trading on a generally recognized public market, then the Committee shall have the exclusive authority and responsibility to determine value of the Employer Securities for all purposes under the Plan. Such value shall be determined as of each Valuation Date and on any other date as of which the Trustee purchases or sells Employer Securities in a manner consistent with
      Section 4975 of the Code and the Treasury Regulations thereunder. The Committee shall use generally accepted methods of valuing stock of similar corporations for purposes of arm's length business and investment transactions, and in this connection the Committee shall obtain, and shall be protected in relying upon, the valuation of Employer Securities as determined by an independent appraiser experienced in preparing valuations of similar businesses.

SECTION 12.04     COMPLIANCE WITH ERISA AND THE CODE.
                  ----------------------------------

The Committee shall perform all acts necessary to ensure the Plan's compliance with ERISA and the Code. Each individual member of the Committee shall discharge his duties in good faith and in accordance with the applicable requirements of ERISA and the Code.

SECTION 12.05     ACTION BY COMMITTEE.
                  -------------------

All actions of the Committee shall be governed by the affirmative vote of a majority of the total number of members of the Committee. The members of the Committee may meet informally and may take any action without meeting as a group.

SECTION 12.06     EXECUTION OF DOCUMENTS.
                  ----------------------

Any instrument executed by the Committee may be signed by any member of the Committee.

SECTION 12.07     ADOPTION OF RULES.
                  -----------------

The Committee shall adopt such rules and regulations of uniform applicability as it deems necessary or appropriate for the proper operation, administration and interpretation of the Plan.

SECTION 12.08     RESPONSIBILITIES TO PARTICIPANTS.
                  --------------------------------

The Committee shall furnish to each Eligible Employee whatever summary plan descriptions, summary annual reports, and other notices and information may be required under ERISA. The Committee shall furnish to each such Participant or Beneficiary whatever information is required under ERISA or the Code (or is otherwise appropriate) to enable the Participant or Beneficiary to make whatever elections may be available under the Plan, and the Committee shall provide for the payment of benefits in the proper form and amount from the Trust. The Committee may decide in its sole discretion to permit modifications of elections and to defer or accelerate benefits to the extent consistent with the terms of the Plan, applicable law, and the best interests of the individuals concerned.

SECTION 12.09     ALTERNATIVE PAYEES IN EVENT OF INCAPACITY.
                  -----------------------------------------

If the Committee finds at any time that an individual qualifying for benefits under this Plan is a minor or is incompetent, the Committee may direct the benefits to be paid, in the case of a minor, to his parents, his legal guardian, a custodian for him under the Uniform Transfers to Minors Act, or the person having actual custody of him, or, in the case of an incompetent, to his spouse, his legal guardian, or the person having actual custody of him. The Committee and the Trustee shall not be obligated to inquire as to the actual use of the funds by the person receiving them under this Section 12.09, and any such payment shall completely discharge the obligations of the Plan, the Trustee, the Committee, and the Employers to the extent of the payment.

SECTION 12.10     INDEMNIFICATION BY EMPLOYERS.
                  ----------------------------

Except as separately agreed in writing, the Committee, and any member or employee of the Committee, shall be indemnified and held harmless by the Employers, jointly and severally, to the fullest extent permitted by law against any and all costs, damages, expenses, and liabilities reasonably incurred by or imposed upon the

Committee or such individual in connection with any claim made against the Committee or such individual or in which the Committee or such individual may be involved by reason of being, or having been, the Committee, or a member or employee of the Committee, to the extent such amounts are not paid by insurance.

SECTION 12.11     ABSTENTION BY INTERESTED MEMBER.
                  -------------------------------

Any member of the Committee who also is a Participant  in the Plan shall take no part in any determination specifically relating to his own participation or benefits under the Plan, unless his abstention would render the Committee incapable of acting on the matter.

SECTION 12.12     ACTIONS.
                  -------

Any action taken by the Committee on matters within its discretion shall be final and binding on the parties and on all Participants, Beneficiaries or other persons claiming any right or benefit under the Plan, in the Trust, or in the administration of the Plan. All decisions of the Committee shall be uniform and made in a nondiscriminatory manner.

SECTION 12.13     BOND.
                  ----

The Employer shall purchase a bond for the Committee and any other fiduciaries of the Plan in accordance with the requirements of the Code and ERISA.

SECTION 12.14     COMPENSATION.
                  ------------

No person employed by the Employer and performing services on behalf of the Committee shall receive compensation for the performance of his or her duties as such.

SECTION 12.15     USE OF TECHNOLOGY.
                  -----------------

Notwithstanding any provision of this Plan to the contrary, any instruction, notice or direction hereunder may be communicated to an Employee (or made by such Employee) or the Committee (or its designee) by such means as may be acceptable to the Committee, including orally, in writing, or by such other means, including, without limitation, transmission through voice response or similar systems or instructions transmitted through electronic media or technology, such as internet and intranet systems. The Committee shall generally oversee the proper execution of such instructions or the receipt of notice, but the Committee may appoint one or more agents for the purpose of transmitting, receiving and executing such instructions or notice hereunder.

                                   SECTION 13
                         RULES GOVERNING BENEFIT CLAIMS

SECTION 13.01     CLAIM FOR BENEFITS.
                  ------------------

Any Participant or Beneficiary who qualifies for the payment of benefits shall file a claim for his benefits with the Committee on a form provided by the Committee. The claim, including any election of an alternative benefit form, shall be filed at least 30 days before the date on which the benefits are to begin. If a Participant or Beneficiary fails to file a claim by the 30th day before the date on which benefits become payable, he shall be presumed to have filed a claim for payment for the Participant's benefits in the standard form prescribed by Section 7 of the Plan.

SECTION 13.02     NOTIFICATION BY COMMITTEE.
                  -------------------------

Within 90 days after receiving a claim for benefits (or within 180 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary within 90 days after receiving the claim for benefits), the Committee shall notify the Participant or Beneficiary whether the claim has been approved or denied. If the Committee denies a claim in any respect, the Committee shall set forth in a written notice to the Participant or Beneficiary:

(a)   each specific reason for the denial;

(b) specific references to the pertinent Plan provisions on which the denial is based;

(c) a description of any additional material or information which could be submitted by the Participant or Beneficiary to support his claim, with an explanation of the relevance of such information; and

(d) an explanation of the claims review procedures set forth in Section 13.03 of the Plan.

SECTION 13.03     CLAIMS REVIEW PROCEDURE.
                  -----------------------

Within 60 days after a Participant or Beneficiary receives notice from the Committee that his claim for benefits has been denied in any respect, he may file with the Committee a written notice of appeal setting forth his reasons for disputing the Committee's determination. In connection with his appeal the Participant or Beneficiary or his representative may inspect or purchase copies of pertinent documents and records to the extent not inconsistent with other Participants' and Beneficiaries' rights of privacy. Within 60 days after receiving a notice of appeal from a prior determination (or within 120 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary and his representative within 60 days after receiving the notice of appeal), the Committee shall furnish to the Participant or Beneficiary and his representative, if any, a written statement of the Committee's final decision with respect to his claim, including the reasons for such decision and the particular Plan provisions upon which it is based.

                                   SECTION 14
                       ADOPTION, AMENDMENT AND TERMINATION

SECTION 14.01     ADOPTION OF PLAN BY OTHER EMPLOYERS.
                  -----------------------------------

With the consent of the Bank, any entity may become a participating Employer under the Plan by:

(a)   taking such action as shall be necessary to adopt the Plan;

(b)   becoming a party to the Trust Agreement establishing the Trust Fund; and

(c) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to the entity's Employees.

SECTION 14.02     ADOPTION OF PLAN BY SUCCESSOR.
                  -----------------------------

In the event that any Employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that an entity other than an Employer shall succeed to all or substantially all of the Employer's business, the successor entity may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the Trust Agreement. Contributions by the Employer shall be automatically suspended from the effective date of any such reorganization until the date upon which the substitution of the successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, the successor entity shall not have elected to become a party to the Plan, or if the Employer shall adopt a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to Employees of the Employer as of the close of business on the 90th day following the effective date of the reorganization, or as of the close of business on the date of adoption of a plan of complete liquidation, as the case may be.

SECTION 14.03     PLAN ADOPTION SUBJECT TO QUALIFICATION.
                  --------------------------------------

Notwithstanding any other provision of the Plan, the adoption of the Plan and the execution of the Trust Agreement are conditioned upon their being determined initially by the Internal Revenue Service to meet the qualification requirements of Section 401(a) of the Code, so that the Employers may deduct currently for federal income tax purposes their contributions to the Trust and so that the Participants may exclude the contributions from their gross income and recognize income only when they receive benefits. In the event that this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a) of the Code, the Plan may be amended retroactively to the earliest date permitted by the Code and the applicable Treasury Regulations in order to secure qualification under Section 401(a) of the Code. In the event that this Plan is amended after its initial qualification and the Plan as amended is held by the Internal Revenue Service not to qualify under Section 401(a) of the Code, the amendment may be modified retroactively to the earliest date permitted by the Code and the applicable Treasury Regulations in order to secure approval of the amendment under Section 401(a) of the Code.

SECTION 14.04     RIGHT TO AMEND OR TERMINATE.
                  ---------------------------

The Bank intends to continue this Plan as a permanent program. However, the Bank reserves the right to amend, suspend, supersede, merge, consolidate, or terminate the Plan at any time and for any reason, as it applies to the Employees of all Employers. No amendment, suspension, supersession, merger, consolidation, or termination of the Plan shall reduce any Participant's or Beneficiary's proportionate interest in the Trust Fund, or shall divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan. Except as is required for purposes of compliance with the Code or ERISA, the provisions of the Plan regarding the crediting of contributions, forfeitures and shares of Employer Securities released from the Loan Suspense Account, nor any other provision of the Plan relating to the allocation of benefits to Participants, may be amended more frequently than once every six months. Moreover, there shall not be any transfer of assets to a successor plan or merger or consolidation with another plan unless, in the event of the termination of the successor plan or the surviving plan immediately following such transfer, merger, or consolidation, each participant or beneficiary would be entitled to a benefit equal to or greater than the benefit he would have been entitled to if the plan in which he was previously a participant or beneficiary had terminated immediately prior to such transfer, merger, or consolidation. Following a termination of this Plan by the Bank, the Trustee shall continue to administer the Trust and pay benefits in accordance with the Plan and the Committee's instructions.

                                   SECTION 15
                               GENERAL PROVISIONS

SECTION 15.01     NONASSIGNABILITY OF BENEFITS.
                  ----------------------------

The interests of Participants and other persons entitled to benefits under the Plan shall not be subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated, pledged, encumbered, sold, or transferred except to the extent provided for under Section 401(a)(13)(C) of the Code. The prohibitions set forth in this Section 15.01 shall also apply to any judgement, decree, or order (including approval of a property or settlement agreement) which relates to the provision of child support, alimony, or property rights to a present or former spouse, child, or other dependent of a Participant pursuant to a domestic relations order, unless such judgement, decree or order is determined to be a "qualified domestic relations order" as defined in Section 414(p) of the Code or is subject to a special rule for certain judgments and settlements described in Section 401(a)(13)(c) of the Code.

SECTION 15.02   LIMIT OF EMPLOYER LIABILITY.
                ---------------------------

The liability of the Employers with respect to Participants and other persons entitled to benefits under the Plan shall be limited to making contributions to the Trust from time to time, in accordance with Section 4 of the Plan.

SECTION 15.03   NONDIVERSION OF ASSETS.
                ----------------------

Except as otherwise specifically provided for in the Plan, under no circumstances shall any portion of the Trust Fund be diverted to or used for any purpose other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan.

SECTION 15.04   SEPARABILITY OF PROVISIONS.
                --------------------------

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

SECTION 15.05   SERVICE OF PROCESS.
                ------------------

The agent for the service of process upon the Plan shall be the president of the Bank and the Trustee, or such other person(s) as may be designated from time to time by the Bank.

SECTION 15.06   GOVERNING LAW.
                -------------

The Plan is established under, and its validity, construction and effect shall be governed by, the laws of Illinois to the extent those laws are not preempted by federal law, including the provisions of ERISA.

SECTION 15.07   SPECIAL RULES FOR PERSONS SUBJECT TO SECTION 16(B) REQUIREMENTS.
                ---------------------------------------------------------------

Notwithstanding anything herein to the contrary, any former Participant who is subject to the provisions of Section 16(b) of the Exchange Act, who becomes eligible to again participate in the Plan, may not become a Participant prior to the date that is six months from the date such former Participant terminated participation in the Plan. In addition, any person subject to the provisions of
Section 16(b) of the Exchange

Act receiving a distribution of Employer Securities from the Plan must hold such Employer Securities for a period of six months commencing with the date of distribution. However, this restriction will not apply to Employer Securities distributions made in connection with death, retirement, disability or termination of employment, or made pursuant to the terms of a qualified domestic relations order.

SECTION 15.08     VETERANS' REEMPLOYMENT RIGHTS.
                  -----------------------------

Notwithstanding any provision of the Plan to the contrary, the following special rules shall apply with respect to Qualified Military Service:

(a) A Participant or Employee who is reemployed by the Employer after a period of Qualified Military Service shall not be deemed to have incurred a One Year Break in Service solely on account of such service.

(b) A Participant or Employee who is reemployed by the Employer after a period of Qualified Military Service shall be credited with Years of Service and Vesting Service equal to such Participant's period of Qualified Military Service.

(c) Upon reemployment after a period of Qualified Military Service, a Participant shall be entitled to make Employee Contributions with respect to such period and shall receive Matching Contributions with respect to any such contributions. All such contributions shall be subject to the terms and conditions of the Plan in effect during the period of such service and shall relate to the Plan Year with respect to which they were deemed made.

                                   SECTION 16
                               TOP-HEAVY PROVISION

SECTION 16.01     DEFINITIONS FOR TOP-HEAVY PROVISIONS.
                  ------------------------------------

The term Aggregate Value of Accounts means with respect to the Plan and any defined contribution plan within an Aggregation Group:

(a) The Participant's or Employee's balance in his Pre-Tax Employee Contribution Account and Employer Contributions Account (and any other account funded by Employer contributions in a defined contribution plan of the group) as of the most recent Valuation Date occurring within the 12-month period ending on a Determination Date.

(b) Increased by any contributions due as of the Determination Date. Such increase shall take into account the amount of any contribution actually made after the Valuation Date but before the Determination Date.

(c) Increased by any distribution made within the Plan Year that includes the Determination Date or within the four preceding Plan Years. However, with respect to distributions made after the Valuation Date and prior to the Determination Date, such distributions shall not be included as distributions for purposes of this paragraph to the extent that they are already included in the Participant's or Employee's Accounts as of the Valuation Date.

(d) Unrelated rollovers and plan-to-plan transfers and related rollovers and plan-to-plan transfers shall be treated in accordance with Code Section 416.

The term Aggregation Group means a Required Aggregation Group or a Permissive Aggregation Group.

The term Determination Date means the last day of the preceding Plan Year; provided, however, that for the first Plan Year the Determination Date shall be the last day of such year.

The term Key Employee means any Employee (or his or her Beneficiary) who at any time during the Plan Year, or any of the four preceding Plan Years, is:

(a) An officer of the Employer (within the meaning of Section 416 of the Code), provided such Employee has Compensation in excess of the dollar limitation described in Section 416(i)(1)(A)(i) of the Code.

(b)   A 5% owner (as defined in Section 416(i)(1)(B) of the Code).

(c) A 1% owner (as defined in Section 416(i)(1)(B) of the Code) of the Employer having annual Compensation from the Employer of more than $150,000 (as may be adjusted, from time to time).

For this purpose, the term Key Employee shall not include any former Employee who is not credited with an Hour of Service during the five-year period ending on the Determination Date.

The term Non-Key Employee means an Eligible Employee who is not a Key Employee. For this purpose, the term Non-Key Employee shall not include any former Employee who is not credited with an Hour of

Service during the five-year period ending on the Determination Date.

The term Permissive Aggregation Group means any other plan of the Employer or an Affiliate not included in the Required Aggregation Group if the resulting group, when aggregated, continues to satisfy the provisions of Sections 401(a)(4) and 410 of the Code. Only a plan which is part of the Required Aggregation Group shall be considered Top-Heavy if the Permissive Aggregation is a Top-Heavy Group. No plan in the Permissive Aggregation Group will be Top-Heavy if the Permissive Aggregation Group is not a Top-Heavy Group.

The term Present Value of Accrued Benefits shall mean an Employee's benefit determined in accordance with the provisions of Code Section 416(g) and the provisions of any defined benefit plan maintained by a member of the Aggregation Group.

The term Required Aggregation Group shall mean each plan of the Employer or an Affiliate in which a Key Employee participates and each other plan of the Employer or an Affiliate which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code, including any such plan maintained by the Employer during the five-year period ending on the Determination Date. Each plan within the Required Aggregation Group will be Top-Heavy if the Required Aggregation Group is a Top-Heavy Group. No plan within such group shall be Top-Heavy if the Required Aggregation Group is not a Top-Heavy Group.

The term Top-Heavy means (a) with respect to a defined contribution plan, that the ratio of the Aggregate Value of Accounts of Key Employees to the Aggregate Value of Accounts of all Employees exceeds 60%, and (b) with respect to a defined benefit plan, that the ratio of the Present Value of Accrued Benefits for Key Employees to the Present Value of Accrued Benefits for all Employees exceeds 60%. If a Top-Heavy determination is made with respect to more than one plan, then the determination shall be made by aggregating the numerators and denominators of such plans together to form a single ratio.

The term Top-Heavy Group means an Aggregation Group which is Top-Heavy.

16.02 MINIMUM CONTRIBUTION REQUIREMENT.
      --------------------------------

The Employer shall provide a minimum contribution for any Plan Year in which the Plan is Top-Heavy for each Employee who is a Non-Key Employee. The contribution shall equal at least 3% of such Employee's Compensation for such Plan Year, determined without the limitation set forth herein. Such contribution shall be reduced in the following circumstances:

(a) The percentage minimum contribution for any Plan Year shall in no event exceed the percentage contribution made for the Key Employee for whom such percentage is the highest for such Plan Year, determined after taking into account Employee Contributions and contributions or benefits under other qualified plans in the Plan's Required Aggregation Group as provided pursuant to Code Section 416(c)(2)(B)(iii);

(b) No minimum contribution will be required (or the minimum contribution will be reduced, as the case may be) for an Employee under this Plan if the Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such year, in whole or in part, for the Employee in accordance with Code Sections 416(c) and 416(h)(2); and

(c) Matching Contributions shall reduce any minimum contribution required under the provisions of this Section 16.02.

16.03 ALLOCATION.
      ----------

For any Plan Year in which the Plan is Top-Heavy, the minimum contribution described above shall be allocated to the Matching Contribution Accounts of all Non-Key Employees employed by the Employer on the last day of such Plan Year. In the event a Matching Contribution Account is not maintained for any such Non-Key Employee, such an account shall be established.

                                    EXHIBIT B
                              SPECIAL TESTING RULES

1.    SPECIAL DEFINITIONS.
      -------------------

For purposes of this Exhibit B, the term Actual Deferral Percentage or ADP shall be determined separately with respect to Eligible Employees who are Highly Compensated Employees and Eligible Employees who are Non-Highly Compensated Employees. Such percentage shall equal the average of the ratios of each Eligible Employee's aggregate Pre-Tax Basic and Pre-Tax Excess Contributions over his or her Compensation. For this purpose, Pre-Tax Basic and Pre-Tax Excess Contributions shall be taken into account for a Plan Year if (a) such contributions are allocated to an Account as of the last day of the Plan Year, or (b) such contributions are related to Compensation that (i) is attributable to services performed during the Plan Year and is payable no later than 2 1/2 months after the close of the Plan Year or is payable during the Plan Year, and
(ii) such contributions are actually delivered to the Trustee not later than 12 months after the last day of the Plan Year with respect to which such contributions relate.

The term Actual Contribution Percentage or ACP shall have the same meaning as the term Actual Deferral Percentage, except that the aggregate of Matching Contributions, Voluntary Basic Contributions and Voluntary Excess Contributions shall be substituted for the aggregate of Pre-Tax Basic and Pre-Tax Excess Contributions thereunder.

2.    ANTI-DISCRIMINATION TEST FOR PRE-TAX BASIC AND PRE-TAX EXCESS
      -------------------------------------------------------------
      CONTRIBUTIONS.
      -------------

As of each Annual Valuation Date, the Committee (or its designee) shall determine whether the Actual Deferral Percentage of Highly Compensated Employees satisfies either of the following tests on a current year basis:

a. The Actual Deferral Percentage for Highly Compensated Employees does not exceed the Actual Deferral Percentage for Non-Highly Compensated Employees multiplied by 125%; or

b. The excess of the Actual Deferral Percentage for Highly Compensated Employees over the Actual Deferral Percentage for Non-Highly Compensated Employees is not more than two percentage points, and the Actual Deferral Percentage for Highly Compensated Employees does not exceed the Actual Deferral Percentage for Non-Highly Compensated Employees multiplied by two.

3.    SPECIAL TREATMENT OF MATCHING CONTRIBUTIONS.
      -------------------------------------------

Each Plan Year the Committee (or its designee), in its sole discretion, may designate Matching Contributions for inclusion in the determination of each Eligible Employee's Actual Deferral Percentage hereunder. To the extent Matching Contributions are not so designated, such contributions shall satisfy the limitations imposed under paragraph 5 hereof.

If Matching Contributions are deemed to be includable in the determination of the Actual Deferral Percentage in accordance with the provisions of this paragraph 3, such amounts:

a.    Shall  be  allocated   to   the   Employee  Pre-Tax Excess Account of each
      Participant and shall be subject to the terms and conditions applicable to such account, as set forth more fully herein; and

b. Shall not be used to satisfy the minimum contribution requirements imposed under Article XIII, hereof, if any.

4.    CORRECTION OF EXCESS PRE-TAX BASIC AND PRE-TAX EXCESS CONTRIBUTIONS.
      -------------------------------------------------------------------

In the event the Actual Deferral Percentage of the Highly Compensated Employees exceeds the limitation imposed under paragraph 2 hereof, the Committee shall use one or more of the following methods to correct such excess:

a. Distribute excess contributions, together with the earnings thereon, to affected Highly Compensated Employees in accordance with the provisions of paragraph 7 hereof. For this purpose, such excess shall first be distributed to each Highly Compensated Employee whose Actual Deferral Percentage is the greatest, to the extent necessary to satisfy the applicable limitation described paragraph 2 hereof, or until each such Highly Compensated Employee's Actual Contribution Percentage equals the next highest percentage of such Employees. Such distribution shall be repeated until the applicable limitation is satisfied.

b. Contribute to the Employee Pre-Tax Excess Contribution Account of affected Non-Highly Compensated Employees the amount required to satisfy applicable limitations imposed under paragraph 2 hereof. Such contribution shall first be allocated to the Employee Pre-Tax Excess Contribution Account of each Non-Highly Compensated Employee whose Compensation is the smallest in an amount determined by the Committee; such allocation shall be repeated to the extent necessary to satisfy the limitations imposed under paragraph 2 hereof. Such allocation shall be made as of the Annual Valuation Date and shall be actually delivered to the Trustee no later than 12 months after the close of such year.

c. Correct such excess in any other manner permitted under Code Section 401(k) and the regulations promulgated thereunder.

5.    ALTERNATIVE TEST FOR MATCHING, VOLUNTARY BASIC, AND VOLUNTARY EXCESS
      --------------------------------------------------------------------
      CONTRIBUTIONS.
      -------------

If Matching Contributions are not included in the determination of the Actual Deferral Percentage in accordance with the provisions of paragraph 3 hereof, such contributions shall satisfy the provisions of this paragraph 5.

At least as frequently as each Annual Valuation Date, the Committee shall determine whether the aggregate of Matching, Voluntary Basic and Voluntary Excess Contributions (Aggregate Contributions) made during the Plan Year on behalf of Highly Compensated Employees satisfies either of the following tests:

a. The ACP for Highly Compensated Employees does not exceed the Actual Contribution Percentage for Non-Highly Compensated Employees multiplied by 125%; or

b. The excess of the ACP for Highly Compensated Employees over the Actual Contribution Percentage Non-Highly Compensated employees is not more than two percentage points, and the Actual Contribution Percentage for Highly Compensated Employees does not exceed the Actual Contribution Percentage for Non-Highly Compensated Employees multiplied by two.

In the event the ACP of the Highly Compensated Employees exceeds the limitations described above as of an Annual Valuation Date, (a) the Committee shall distribute such excess Aggregate Contributions, together with the earnings on such amounts, to affected Highly Compensated Employees in accordance with the provisions of paragraph 7 hereof, or (b) to the extent such contributions are not vested, such excess Aggregate Contributions shall be forfeited. For this purpose, such excess shall first be distributed to each

Highly Compensated Employee whose Actual Contribution Percentage is the greatest, to the extent necessary to satisfy the applicable limit described in this paragraph 5 or until each such Employee's Actual Contribution Percentage equals the next highest percentage. Such distribution shall be repeated until the applicable limitation is satisfied.

For Plan Years commencing prior to January 1, 2001, such determination shall be made on a prior year basis; for Plan Years commencing on or after January 1, 2001, such determination shall be made on a current year basis.

6.    MULTIPLE USE OF ALTERNATIVE LIMITATION.
      --------------------------------------

As of the Annual Valuation Date of any Plan Year commencing prior to January 1, 2002, if a Highly Compensated Participant participates in an elective deferral arrangement within the meaning of Code Section 410(k) and an arrangement subject to the provisions of Code Section 401(m), the sum of his or her Actual Deferral Percentage and Actual Contribution Percentage shall not exceed the Aggregate Limit. For this purpose, the term Aggregate Limit shall mean the sum of the following amounts:

a. 125% of the greater of (i) the ADP or the ACP of the Non-Highly Compensated Employees; and

b.    The   lesser of 200% of or two  percentage  points  plus the lesser of the
      ADP or ACP of the  Non-Highly  Compensated Employees.

For Plan Years commencing prior to January 1, 2001, such determination shall be made on a prior year basis; for Plan Years commencing on or after January 1, 2001, such determination shall be made on a current year basis. Such determination shall be made in accordance with the provisions of Code Section 401(k)(12) and the regulations promulgated thereunder.

Any excess amount shall be determined in accordance with the provisions of paragraph 4a hereof distributed to each affected Highly Compensated Employee in accordance with the provisions of paragraph 7 hereof.

7.    DISTRIBUTION OF EXCESS CONTRIBUTIONS.
      ------------------------------------

Excess Contributions, together with earnings thereon, distributed in accordance with paragraph 4 or 5 hereof shall (a) be distributed not later than the March 15th following the close of the Plan Year with respect to which such excess relates, or (b) in any event, not later than the last day of the Plan Year following the year in which such excess contributions were made.

Earnings distributed with respect to such excess contributions shall be computed using (a) the actual rate of return realized by each affected Participant with respect to his or her Employee Accounts or Matching Contribution Account during the affected Plan Year, or (b) any other reasonable method designated, from time to time, by the Committee, provided such method is uniformly applied to all affected Participants.

8.    SAFEHARBOR TESTING METHOD.
      -------------------------

Commencing on or after January 1, 2002, the Committee may designate the Plan as a Safeharbor Plan with respect to such year. Any such designation shall be contingent upon compliance with the following special rules:

a. The amount allocated to each Participant's Matching Contribution Account hereunder, shall be fully vested and nonforfeitable, effective for Matching Contributions made as of the first day of the Plan Year with respect to which such designation is made.

b. Within a reasonable period prior to the first day of any such Plan Year, the Committee shall provide written notice of such designation (or the possibility that such designation will be made on or before the last day of the Plan Year), which notice shall include a description of Matching Contributions hereunder, the procedures applicable to Employee Contributions hereunder, the vesting provisions set forth in subparagraph
      (a) hereof, and such other information as the Committee deems necessary or advisable.

c. The Committee shall finally designate the Plan as a Safeharbor Plan on or before the last day of an affected Plan Year. The Committee shall provide written notice to each Participant of such final designation as soon as practicable thereafter.

d. For any year in which a Plan is deemed to be a Safeharbor Plan, Matching Contributions shall not be made with respect to more than 6% of each Active Participant's Compensation.

e. For any year in which the Plan is deemed to be a Safeharbor Plan, Matching Contributions shall be made with respect to each Active Participant's Pre-Tax Basic Contributions either (i) in an amount equal to such contributions, but not in excess of 5% of Compensation, or (i) in an amount equal to such contributions not in excess of 4% of each such Participant's Compensation and in an amount equal to 50% of such contributions between 4% and 6% of such Participant's Compensation. Matching Contributions hereunder shall be determined on the basis of each payroll period.

For any Plan Year in which the Plan is deemed to be a Safeharbor Plan, the remaining provisions of this Exhibit B hereof shall not apply.

9.    AUTHORITY OF THE COMMITTEE.
      --------------------------

The Committee, in its discretion, shall adopt such rules and procedures as it deems necessary or appropriate in order to administer the anti-discrimination tests imposed hereunder. Such procedures may include, but are not limited to, the determination of the method by which the Plan will satisfy such anti-discrimination tests, the method by which earnings will be computed, the determination of Compensation (within the meaning of Section 414(s)) to be used for testing purposes, and the method by which Participants will be notified in the event a distribution or other corrective action is required. All such procedures shall comply with the rules of Code Sections 401(k) and (m) and the regulations promulgated thereunder.

                                    EXHIBIT C
                              ERISA SECTION 404(C)

1.    PURPOSE.
      -------

This Exhibit C is intended to form a part of and to be incorporated into the First Federal Savings Bank of Champaign-Urbana Savings and Employee Stock Ownership Plan (the "Plan") and is intended to amplify the terms and conditions of the Plan applicable to the investment of Earmarked Accounts. This Exhibit C is intended to comply with the provisions of ERISA Section 404(c) and to be interpreted and construed in a manner consistent with the regulations promulgated thereunder.

2.    DUTIES AND POWERS OF THE COMMITTEE.
      ----------------------------------

Subject to the limitations of paragraph 5 hereof, the Committee shall designate one or more open or closed-end mutual funds, common or collective trust funds, group or master trusts, deposit funds, insurance contracts or guaranteed insurance contracts ("GICs"), separate investment accounts or other collective or pooled arrangements as Investment Funds hereunder. The Committee shall review the performance of such funds or arrangements, from time to time, and shall have the power and authority to modify the designation of such funds or arrangements, in its sole discretion.

3.    DESIGNATION OF ERISA 404(C) FIDUCIARY.
      -------------------------------------

The Committee shall be the fiduciary required to be identified within the meaning of ERISA Section 404(c) and the regulations promulgated thereunder (the Investment Administrator), to act as the person who, among other things, is responsible for the execution of investment instructions in accordance with these Procedures and Article VII of the Plan.

4.    INFORMATION.
      -----------

The Investment Administrator shall furnish (or cause to be furnished) to each Participant the following information: (a) a disclosure that the Plan is intended to comply with ERISA Section 404(c); (b) a description of the Investment Funds available under the Plan; (c) a description of the procedures applicable to investment instructions; (d) a summary of any fees or charges applicable to purchases or sales of investment options; and (e) the name, address and telephone number of the Investment Administrator. If a prospectus is available with respect to an Investment Fund hereunder, the Investment Administrator shall furnish (or cause to be furnished) such prospectus to a Participant not later than the time of his or her initial investment in such option.

Information may be delivered in accordance with this paragraph 4 in writing or by other means acceptable to the Investment Administrator, including, without limitation, voice response or similar systems or other forms of electronic media or technology, such as via a website or other internet and intranet systems. Information shall be deemed furnished by the Investment Administrator if furnished or made available by an agent appointed by the Employer or the Investment Administrator.

5.    INVESTMENT  OF EARMARKED  ACCOUNTS.
      ----------------------------------

The Investment Administrator (or an agent appointed by the Employer for such purposes) shall cause the Trustee to invest amounts allocated to each Participant's Earmarked Account in accordance with the instructions of such Participant. Such accounts may be invested in the following:

a. An equity fund, which fund shall consist primarily of shares common or preferred stock issued by companies other than the Employer or an affiliate of the Employer;

b. A money market fund, which fund shall consist primarily of high quality money market instruments such as, but not limited to, interest-bearing securities issued by companies other than the Employer or its affiliates, commercial paper, interest bearing securities issued by the United States government or agencies thereof with varying maturity dates, certificates of deposit and time deposits, banker's acceptances, investment contracts and repurchase agreements;

c. An Employer Securities Fund, consisting primarily or solely of Employer Securities; and

d.    One or more additional Investment Funds designated by the Employer.

Investment directions shall be expressed as a whole percentage of the total amount credited to a Participant's accounts. A Participant shall be permitted to change his or her investment instructions with respect to at least three investment alternatives at least as frequently as once each three-month period.

The Investment Administrator may establish additional uniform procedures concerning the investment of Earmarked Accounts, which procedures shall include, but shall not be limited to, the times at which investment changes can be made, the circumstances under which investment directions can otherwise be revoked, and the designation of one or more default investments to be used in the event investment instructions are not timely received from any Participant or are ambiguous.

6.    DEFAULT INVESTMENT.
      ------------------

If investment directions are not received by a Participant or cannot be implemented by the Investment Administrator (or its designee), all or a portion of such Participant's Earmarked Accounts shall be held in the Investment Fund designated by the Committee, without liability for loss of investment opportunity, pending receipt of proper instructions.

7.    LIABILITY FOR INVESTMENT DECISIONS.
      ----------------------------------

Each Participant shall have exclusive responsibility for and control over the investment of amounts allocated to his or her Earmarked Accounts. Neither the Employer, the Trustee, the Investment Administrator nor the Committee shall have any duty, responsibility or right to aid or give investment advice concerning the investment of an Earmarked Account hereunder. To the maximum extent permitted by law, neither the Employer, the Trustee, the Investment Administrator nor the Committee shall be responsible for any loss which may result from a Participant's exercise of control hereunder.

8.    TERMINATION OF EMPLOYMENT.
      -------------------------

If an Earmarked Account is maintained for a Participant who has terminated his or her employment with the Employer, such Participant shall be entitled to exercise investment authority over such accounts in accordance with the terms of the Plan and these procedures; provided, however, that if the Committee is unable to locate such Participant after exercising reasonable efforts, the Trustee shall have full discretion over the investment of such Participant's accounts. Such discretion shall include the right invest the accounts in accordance with the last investment instructions of the Participant or to invest the accounts in any other investment then available under the Plan. The Trustee shall exercise the power afforded under this paragraph 8 in a manner intended to preserve the principal of any such account. To the extent the exercise of such power results in a diminution of income or earnings, neither the Committee, the Employer, nor the Trustee shall have any liability for such diminution.

9.    FEES AND EXPENSES.
      -----------------

One or more of the investment options designated by the Committee may require Participants to bear all or a portion of the management or other fees charged thereunder and transaction costs may be assessed with respect to any such investment thereunder. Neither the Committee nor the Employer shall be required to ensure that all such fees and costs are uniform as among investment options. Further, the Employer shall not be prohibited from deducting from each Participant's Direct Investment Account such additional fees and expenses as may be directly attributable to the Participant's exercise of investment discretion with respect to such account. The provisions of this paragraph 9 shall be in addition to any provision in the Plan concerning the treatment of fees and expenses.